WILMINGTON FUNDS

Wilmington Maryland Municipal Bond Fund

Wilmington Short Duration Government Bond Fund

111 South Calvert Street (26th Floor)

Baltimore, Maryland 21202

1.800.836.2211

December 5, 2014

Dear Shareholder:

I am writing to let you know there will be special meetings on January 15, 2015, at 3:00 p.m. EST for shareholders of the Wilmington Maryland Municipal Bond Fund and the Wilmington Short Duration Government Bond Fund. The meetings will take place in our Baltimore office at 111 South Calvert Street, on the 26th floor.

The purpose of the meetings is for shareholders of the following “Target Funds” to vote on a proposed merger into an “Acquiring Fund”:

•	Wilmington Maryland Municipal Bond Fund (Target Fund) into the Wilmington Municipal Bond Fund (Acquiring Fund)

•	Wilmington Short Duration Government Bond Fund (Target Fund) into the Wilmington Short-Term Corporate Bond Fund (Acquiring Fund)

If you were a shareholder of a Target Fund on November 14, 2014, then you are entitled to vote at the meeting.

On the effective date of an approved merger, you will be issued shares of the corresponding class of the Acquiring Fund equal in dollar value to the Target Fund shares you held immediately prior to that date.

The Wilmington Funds’ Board of Trustees—having received the recommendation of Wilmington Funds Management Corporation and Wilmington Trust Investment Advisors, Inc.—has determined that the mergers are in the best interests of both the Funds and their shareholders and recommends that you vote for the proposed mergers.

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Please read the enclosed materials carefully and cast your vote on the proxy card. Your vote is extremely important, no matter how large or small your holdings.

Please vote your shares promptly in one of these three quick and easy ways:

•	Complete the proxy card enclosed in this package; be sure to sign the card before mailing it in the postage-paid envelope

•	Call the toll free number on your proxy card and follow the recorded instructions

•	Go to the website indicated on your proxy card (www.proxyvote.com) and follow the instructions provided

If we do not hear from you after a reasonable amount of time, our proxy solicitor, Broadridge Financial Solutions, Inc., may call you to remind you to vote.

If you have any questions about voting, please call Wilmington Funds Shareholder Services toll free at (800) 836-2211. Thank you for your participation.

Sincerely,

Christopher D. Randall

President, Wilmington Funds

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WILMINGTON FUNDS

Wilmington Maryland Municipal Bond Fund

Wilmington Short Duration Government Bond Fund

111 South Calvert Street (26th Floor)

Baltimore, Maryland 21202

1.800.836.2211

www.wilmingtonfunds.com

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON JANUARY 15, 2015

To Our Shareholders:

Notice is hereby given that special meetings of the shareholders of the Wilmington Maryland Municipal Bond Fund (the “MD Muni Fund”) and of the Wilmington Short Duration Government Bond Fund, (the “SD Govt. Fund;” the MD Muni Fund and SD Govt. Fund may each be referred to as “Target Fund”), each a series of the Wilmington Funds (the “Trust”), will be held at 3:00 p.m. Eastern Time on January 15, 2015, at the Trust’s principal executive offices at 111 South Calvert Street, 26th Floor, Baltimore, Maryland 21202 (the “Meeting”). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

The proposal: To approve an Agreement and Plan of Reorganization providing for: (i) the transfer of substantially all of the assets and liabilities of Target Fund into the corresponding series of the Trust listed opposite the Target Fund in the table below under the heading “Acquiring Fund and Share Classes” (each such fund may be referred to as “Acquiring Fund”) in exchange for shares of the designated classes of Acquiring Fund; and (ii) the distribution of the shares of designated classes of Acquiring Fund to the shareholders of Target Fund in liquidation of Target Fund:

Target Fund and Share Classes	Acquiring Fund and Share Classes
Wilmington Maryland Municipal Bond Fund	Wilmington Municipal Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares

Wilmington Short Duration Government Fund	Wilmington Short-Term Corporate Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares

It is not anticipated that any matters other than the approval of the proposal will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the attached Combined Prospectus/Proxy Statement. Shareholders of record of Target Fund at the close of business on November 14, 2014, are entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

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You are cordially invited to attend the Meeting. Shareholders are requested and encouraged to complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Alternatively, to vote via telephone or internet, please refer to the enclosed proxy card. If you intend to attend the Meeting in person, you may register your presence with the registrar and vote your shares in person, even if you have previously voted your shares by proxy. If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your shares represented by the proxy will be voted at the Meeting in accordance with your instructions. Unless revoked, proxies that have been executed and returned by shareholders without instructions will be voted in favor of the proposal.

The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust (“Board” or “Trustees”), on behalf of Target Fund.

The Board recommends that the shareholders of Target Fund vote FOR the proposal.

By order of the Board of Trustees

Lisa R. Grosswirth

Secretary, Wilmington Funds

December 5, 2014

YOUR VOTE IS IMPORTANT—PLEASE VOTE YOUR SHARES PROMPTLY

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting in person is urged to vote using the internet or touch-tone telephone instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

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3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA		Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1.	Read the Combined Prospectus/Proxy Statement and have your proxy card with you.

2.	Call the toll-free number indicated on your proxy card.

3.	Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

1.	Read the Combined Prospectus/Proxy Statement and have your proxy card with you.

2.	Go to the website indicated on your proxy card (www.proxyvote.com).

3.	Follow the instructions provided on the website to cast your vote.

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COMBINED PROSPECTUS/PROXY STATEMENT

DATED DECEMBER 5, 2014

WILMINGTON FUNDS

111 South Calvert Street (26th Floor)

Baltimore, Maryland 21202

1.800.836.2211

ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF

Wilmington Maryland Municipal Bond Fund

BY AND IN EXCHANGE FOR SHARES OF

Wilmington Municipal Bond Fund

************************

ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF

Wilmington Short Duration Government Bond Fund

BY AND IN EXCHANGE FOR SHARES OF

Wilmington Short-Term Corporate Bond Fund

This Combined Prospectus/Proxy Statement (“Prospectus/Proxy Statement”) solicits proxies to be voted at special meetings of shareholders (the “Meeting”) of the series of the Wilmington Funds (the “Trust”) listed below under the heading “Target Fund and Share Classes” (each such fund may be referred to as “Target Fund”). The purpose of the Meeting is to vote on a proposal to reorganize each Target Fund and its share classes into the corresponding series of the Trust listed opposite the Target Fund in the table below under the heading “Acquiring Fund and Share Classes” (each such fund may be referred to as “Acquiring Fund”):

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Target Fund and Share Classes	Acquiring Fund and Share Classes
Wilmington Maryland Municipal Bond Fund	Wilmington Municipal Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares

Wilmington Short Duration Government Bond Fund	Wilmington Short-Term Corporate Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares

At the Meeting, shareholders of Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of Target Fund into Acquiring Fund, as described more fully in the Plan (each such transaction, a “Reorganization”).

If a proposed Reorganization is approved by Target Fund shareholders, on the effective date of the proposed Reorganization, Target Fund shareholders will be issued shares of the corresponding class of Acquiring Fund as shown in the table above.

The Meeting will be held at the principal executive offices of the Trust at 111 South Calvert Street, 26th Floor, Baltimore, Maryland 21202, on January 15, 2015, at 3:00 p.m., Eastern Time. The Board of Trustees of the Trust (the “Board” or the “Trustees”) is soliciting these proxies on behalf of Target Fund. This Prospectus/Proxy Statement will first be sent to shareholders on or about December 5, 2014.

Target Fund and Acquiring Fund are registered, open-end investment companies (mutual funds). If Target Fund’s shareholders vote to approve the Plan, shareholders of Target Fund will receive Acquiring Fund shares having a total dollar value equivalent to the total dollar value of their investment in Target Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. Target Fund will then be liquidated and dissolved.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and Acquiring Fund that you should know before voting on the Plan with respect to Target Fund and investing in Acquiring Fund.

You should retain this Prospectus/Proxy Statement for future reference. Additional information about Target Fund, Acquiring Fund and the proposed Reorganization has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be found in the following documents and is incorporated into this Prospectus/Proxy Statement by reference:

•	The prospectuses of each Acquiring Fund and Target Fund, dated August 31, 2014, as supplemented and amended to date (the “Primary Prospectuses”), all of which are incorporated herein by reference; and

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•	A statement of additional information (the “SAI”) dated December 5, 2014, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated herein by reference.

A copy of the prospectus for Acquiring Fund is enclosed with this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement without charge by calling 1-800-836-2211 or by writing to the Trust at 111 South Calvert Street, 26th Floor, Baltimore, Maryland 21202.

You can obtain copies of the Primary Prospectuses, the Trust’s statement of additional information, or annual or semi-annual reports without charge by contacting the Trust at 1-800-836-2211, or by visiting www.wilmingtonfunds.com.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

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OVERVIEW

This is a summary of the information that is contained elsewhere in this Prospectus/Proxy Statement, as well as in the Plan, the Primary Prospectuses, and the SAI for this Prospectus/Proxy Statement. Shareholders should read this entire Prospectus/Proxy Statement and the Primary Prospectuses (the prospectus for Acquiring Fund is included herewith) carefully for more complete information.

This Prospectus/Proxy Statement relates to two, separate, proposed reorganizations which are independent of one another, and much of the disclosure and discussion in this Prospectus/ Proxy Statement applies equally to each of the proposed reorganizations. Accordingly, when we use the terms “Target Fund” and “Acquiring Fund” together, it means the fund listed in the table on the cover page as a “Target Fund” or an “Acquiring Fund,” and its corresponding “Acquiring Fund” or “Target Fund.” For example, if you are a shareholder in the Wilmington Maryland Municipal Bond Fund, then any discussion involving “Target Fund” and “Acquiring Fund” means your fund and the Wilmington Municipal Bond Fund, and any reference to “the reorganization” means the reorganization of your fund into the Wilmington Municipal Bond Fund. The same terminology would apply if you are a shareholder in the Wilmington Short Duration Government Fund. In addition, Target Funds and Acquiring Funds may also be referred to individually as a “Fund” or collectively as the “Funds.”

When we need to refer to a Target Fund or Acquiring Fund specifically, we use the following, shortened names:

Wilmington Maryland Municipal Bond Fund:	MD Muni Fund

Wilmington Municipal Bond Fund:	Muni Bond Fund

Wilmington Short Duration Government Fund:	SD Govt. Fund

Wilmington Short-Term Corporate Bond Fund:	Short Corporate Fund

What proposal am I being asked to vote on?

As a Target Fund shareholder, you are being asked to vote on an Agreement and Plan of Reorganization (the “Plan”). A Reorganization consists of the transfer by Target Fund of substantially all of its assets, except for assets in an amount deemed necessary to discharge Target Fund’s liabilities, to Acquiring Fund in exchange for shares of Acquiring Fund having a value equal to the net assets of Target Fund, as determined pursuant to the Plan. The Acquiring Fund shares will be issued to Target Fund shareholders as part of the liquidation of Target Fund. Shareholders of a share class of Target Fund will receive their pro rata portion of the shares of the corresponding class of Acquiring Fund as of the time the Reorganization occurs. The Plan contemplates the Reorganization of Target Fund and its share classes into the corresponding Acquiring Fund and its share classes as set forth below.

Target Fund and Share Classes	Acquiring Fund and Share Classes
Wilmington Maryland Municipal Bond Fund	Wilmington Municipal Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares

Wilmington Short Duration Government Bond Fund	Wilmington Short-Term Corporate Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares

Target Fund shareholders who do not wish to wish to have their Target Fund shares exchanged for shares of Acquiring Fund as part of the applicable Reorganization may vote AGAINST the Reorganization.

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of Acquiring Fund as part of the applicable Reorganization may also redeem their shares prior to the completion of the Reorganization. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a contingent deferred sales charge, your redemption proceeds will be reduced by any applicable sales charge.

The Plan is subject to certain closing conditions and termination rights, including the right of the Board of Trustees of the Trust (the “Board” or the “Trustees”) to terminate the Plan with respect to a Target Fund or Acquiring Fund, as applicable, if it determines that proceeding with the applicable Reorganization is not in the best interests of a Target Fund or Acquiring Fund.

What is the anticipated timing of the Reorganization?

The meeting of Target Fund shareholders is scheduled to occur on January 15, 2015. Assuming that the shareholders approve the Reorganization, it will take place immediately following the close of business on January 30, 2015, or such other date and time as the parties may agree (the “Closing Date”).

Why is the Reorganization being proposed?

Wilmington Funds Management Corporation (“WFMC”) and Wilmington Trust Investment Advisors, Inc. (“WTIA” and, together with WFMC, “Adviser”), the investment adviser and primary subadviser, respectively, to Target Funds and Acquiring Funds, believe that the Reorganization is in the best interests of Target Fund and its shareholders. Adviser believes that Target Fund does not have good, long-term prospects for growth due to its investment strategies and size.

How would the Reorganization benefit shareholders of Target Fund?

Among other features, including those discussed above under “Why is the Reorganization being proposed?,” the Reorganization would offer shareholders of Target Fund the opportunity to invest in a larger combined portfolio that has some similarities as well as some differences to the investment goal and principal investment strategies of Target Fund. For example, while the MD Bond Fund and the Muni Bond Fund both seek to generate U.S. tax-exempt income by investing primarily in investment-grade municipal securities, the Muni Bond Fund does not seek to generate income that is exempt from Maryland state and local income taxes. While the SD Govt. Fund and the Short Corporate Fund both seek to generate current income, the Short Corporate Fund invests in securities that present more credit risk that the portfolio securities of the SD Govt. Fund. Acquiring Fund, following the Reorganization, would have a lower management fee and more assets than Target Fund and, as a result of the Reorganization, certain fixed expenses would be spread over a larger asset base, thereby reducing Target Fund shareholders’ share of those expenses. Shareholders will benefit from a tax-free exchange of their Target Fund shares for Acquiring Fund shares.

Who bears the expenses associated with the Reorganization?

The cost of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of Target Fund all materials relating to this Prospectus/Proxy Statement and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be borne by Adviser or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Trust, Adviser and its affiliates, or, if necessary, a communications firm retained for this purpose. Target Fund and Acquiring Fund may incur brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization. Adviser estimates that portfolio repositioning costs incurred by Acquiring Fund after the Reorganization will be immaterial. A discussion of the potential tax impact of sales of Target Fund securities after the Reorganization is included in the “Federal Income Tax Consequences of the Reorganization” section below. In addition, the sale of securities by a Target Fund prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of the final distribution made by Target Fund prior to the Reorganization. Adviser does not expect that Target Fund will reposition its portfolio in anticipation of the Reorganization. Immediately prior to the Closing Date of its Reorganization, Target Fund will declare and pay to shareholders a final distribution consisting of all of its undistributed investment company taxable income, net capital gain and at least 90% of its tax-exempt net income, if any, for taxable years ending on or before the Closing Date.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and each Fund anticipates receiving a legal opinion to that effect (although there can be no assurance that the Internal Revenue Service will adopt a similar position). Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Combined Prospectus/Proxy Statement relates only to the federal income tax consequences of the Reorganization.

Prior to the closing of the Reorganization, Target Fund will declare one or more final dividends, and Acquiring Fund may declare a dividend payable at or near the time of closing to their respective shareholders of any undistributed income and gains (net of available capital loss carryovers) to the extent necessary to avoid entity level tax or as otherwise deemed desirable. The distributions you receive from MD Muni Fund and/or Muni Bond Fund primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to federal alternative minimum tax (“AMT”) and state and local taxes. To the extent that such distributions are not “exempt-interest dividends,” the dividends may be taxable to as ordinary income or capital gain.

For more detailed information about the tax-free nature of the Reorganization please refer to the “Federal Income Tax Consequences of the Reorganization” section below.

Has the Board of the Target Funds approved the proposed Reorganization?

The Board has approved the Reorganization and the Plan for Target Fund, and recommends that you vote to approve the Plan.

MD Muni Fund. As described in more detail below, Adviser and the Board have engaged in discussions regarding how to pursue the best interests of the MD Muni Fund and its shareholders in light of a lack of demand for the Fund and the poor prospects for its growth. Adviser proposed that the Board approve the Reorganization, as opposed to other alternatives, in light of a number of factors, including the similarity in the MD Muni Fund’s investment goals and strategies as compared to those of the Muni Bond Fund.

SD Govt. Fund. As described in more detail below, Adviser and the Board have engaged in discussions regarding how to pursue the best interests of the SD Govt. Fund and its shareholders in light of a lack of demand for the Fund and the poor prospects for its growth. Adviser proposed that the Board approve the Reorganization, as opposed to other alternatives, in light of a number of factors, including the similarity in the SD Govt. Fund’s investment goals and strategies as compared to those of the Short Corporate Fund and the changes being proposed to the “Principal Investment Strategies” of the Short Corporate Fund to permit unconstrained investments in U.S. Government and agency securities.

Specifically with respect to the Reorganization of the SD Govt. Fund into the Short Corporate Fund, the Board considered and approved, subject to approval by SD Govt. Fund shareholders of the Reorganization, a change to the “Principal Investment Strategies” of the Short Corporate Fund to permit an unconstrained allocation of assets to U.S. government and agency securities, including agency mortgage and asset-backed securities. The Short Corporate Fund would then provide investors with a more diversified and flexible investment, as the portfolio managers would be able to over- or under-weight government versus corporate credit in one fund. The Short Corporate Fund would also change its name to the “Wilmington Short-Term Bond Fund.” These changes would become effective upon the Closing Date.

For information regarding the specific factors that were considered by the Trustees, please refer to the “The Proposed Reorganization—Reasons for the Reorganization and Trustees’ Considerations” section below.

How will the number of shares of the Acquiring Fund that I will receive be determined?

As a Target Fund shareholder, you will receive your pro rata share of Acquiring Fund shares of the appropriate class received by the Target Fund in the Reorganization. The number of shares that Target Fund’s shareholders will receive will be based on the relative net asset values of Target Fund and Acquiring Fund as of 4:00 p.m., Eastern Time, on the Closing Date. Target Fund’s assets will be valued using the valuation procedures used to value the assets of the Acquiring Fund. The total value of your holdings should not change as a result of the Reorganization.

How do the fees of Acquiring Fund compare to those of Target Fund?

The contractual investment advisory fees of the Acquiring Fund are less than the contractual investment advisory fees of the Target Fund. For comparison purposes the annual fee rates are shown in the following table:

MD Muni Fund	0.50%
Muni Bond Fund[1]	0.45%
SD Govt. Fund	0.50%
Short Corporate Fund [1]	0.40%

[1]	Effective December 1, 2014, the contractual investment advisory fee for the Muni Bond Fund was lowered from 0.50% to 0.45% of average daily net assets and for the Short Corporate Fund the contractual investment advisory fee was lowered from 0.50% to 0.40% of average daily net assets.

As a result of the proposed Reorganization, and due to lower investment advisory fees and lower contractual waivers and expense reimbursement agreements, shareholders of the MD Muni Fund can expect to experience lower expenses, as a percentage of average daily net assets, as shareholders in the Muni Bond Fund after the Reorganization.

As a result of the proposed Reorganization, and due to lower investment advisory fees and lower contractual waivers and expense reimbursement agreements, shareholders of the SD Govt. Fund can expect to experience lower expenses, as a percentage of average daily net assets, as shareholders in the Short Corporate Fund after the Reorganization.

For more information, please see “Comparative Fee Tables and Expenses” and “Management of the Target Funds and Acquiring Funds” below.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fee in connection with the Reorganization?

No. You will not have to pay any front-end sales charge, contingent deferred sales charge (“CDSC”) or redemption fee in connection with the Reorganization, which means that the aggregate value of Acquiring Fund shares issued to you in the Reorganization will equal the aggregate value of Target Fund shares you own immediately prior to the Reorganization. With respect to Class A shares of Acquiring Fund, shareholders will be subject to any applicable front-end sales charge on subsequent purchases of shares of Acquiring Fund, after the Reorganization, to the extent that such shareholders do not qualify for a reduction or elimination of a sales load under the Trust’s policies.

How do the share purchase, redemption and exchange procedures of Acquiring Fund compare to those of Target Fund?

They are the same. For more information concerning the share purchase, redemption and exchange procedures of Acquiring Fund and Target Fund, please see the Primary Prospectuses.

Are the investment goals and strategies of Target Fund similar to the investment goals and strategies of Acquiring Fund?

MD Muni Fund. The investment goals and strategies of the MD Muni Fund are similar to those of the Muni Bond Fund. The MD Muni Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes. Acquiring Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Muni Bond Fund does not have an investment goal of generating income that is exempt from Maryland state and local income taxes.

SD Govt. Fund. The investment goals and strategies of the SD Govt. Fund are similar to those of the Short Corporate Fund. Both Funds seek to generate current income. Acquiring Fund does not seek to preserve capital; however, the Fund’s short average weighted maturity and its preponderance of investment-grade holdings provide meaningful protection to a shareholder’s capital. As discussed below, following the reorganization, Acquiring Fund will be able to allocate a greater percentage of its assets to nominally safer investments, which may provide a degree of protection of shareholders’ capital. Acquiring Fund maintains a weighted average maturity of zero to three years, and the SD Govt. Fund maintains a duration of less than three years, so a shareholder’s exposure to interest rate risk is largely the same.

For a detailed comparison of each Fund’s investment goals and strategies, see the “Comparison of Investment Goals and Strategies” section below.

Do the fundamental investment policies differ between Target Fund and Acquiring Fund?

The fundamental investment policies of Target Fund and Acquiring Fund are substantially similar to one another, and include investment policies required by the Investment Company Act of 1940, as amended (“1940 Act”).

Do the principal risks associated with investments in Target Fund differ from the principal risks associated with investments in its corresponding Acquiring Fund?

The principal risks associated with investments in the MD Muni Fund and the Muni Bond Fund are similar in that they are subject to credit risk, call risk, changing fixed income market conditions risk, interest rate risk, liquidity risk and tax risk. The MD Muni Fund is also subject to Maryland investment risk and the risk of non-diversification.

The principal risks associated with investments in the SD Govt. Fund and the Short Corporate Fund are similar in that they are subject to active trading risk, credit risk, call risk, interest rate risk, liquidity risk, mortgage-backed and asset-backed securities risk and prepayment risk. The Short Corporate Fund is subject to increased credit risk as compared to the SD Govt. Fund.

For a detailed comparison of each Fund’s principal investment risks, see “Comparison of Principal Risks” below.

Will any changes to Acquiring Fund occur as a result of the Reorganization?

Yes. Assuming that the Reorganization with the SD Govt. Fund is approved, the name of the Short Corporate Fund will be changed to the “Wilmington Short-Term Bond Fund,” and its “Principal Investment Strategies” will be revised to permit an unconstrained allocation of assets to U.S. government and agency securities, including mortgage and asset-backed securities, in addition to the investment-grade U.S. corporate fixed income securities in which it is already authorized to invest. The combined Fund would then provide investors with a more diversified and flexible investment, as the portfolio managers would be able to over- or under-weight government versus corporate credit in one fund. Shareholder approval of these changes is not required. The “Investment Goal” and the benchmark of the combined Fund will not change.

If the Reorganization with the SD Govt. Fund is not approved by shareholders, then the Short Corporate Fund will not change its name or its principal investment strategies.

How many votes am I entitled to cast?

As a shareholder of Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of a Target Fund on the record date. The record date is November 14, 2014 (the “Record Date”).

Completion of Target Fund’s Reorganization is conditioned on the approval of the Reorganization by Target Fund’s shareholders. The Reorganization of the MD Muni Fund is not dependent on the approval of the Reorganization of the SD Govt. Fund, and vice versa.

How do I vote my shares?

You may vote your shares in person at the Meeting or by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions, or by Internet by going to the website printed on your proxy card and following the instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 1-800-836-2211.

What are the quorum and approval requirements for the Reorganization?

Holders of at least one-third of the total number of shares of Target Fund that are outstanding as of the Record Date, and who are present in person or by proxy at the Meeting, shall constitute a quorum for the purpose of voting on the proposal. Approval of the Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of Target Fund, whichever is less (“1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

If there are not sufficient votes to approve the proposal or to achieve a quorum by the time of the Meeting, the Meeting may be adjourned from time to time to permit further solicitation of proxy votes. To facilitate the receipt of a sufficient number of votes, we may need to take additional action. Broadridge Financial Solutions, Inc., a proxy solicitation firm, or other persons who are affiliated with Adviser, the Trust or its affiliates, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

What happens if the Reorganization is not approved by Target Fund’s shareholders?

If the shareholders of Target Fund do approve its Reorganization, then the Fund will be reorganized into Acquiring Fund regardless of whether or not the shareholders of the other Target Fund approve its Reorganization.

If the shareholders of the MD Muni Fund do not approve its Reorganization, then Adviser will continue to operate the Fund. If the shareholders of the SD Govt. Fund do not approve its Reorganization, then Adviser will continue to operate the Fund. In either case, a lack of future asset growth may lead to eventual liquidation of the Fund.

COMPARISON OF THE FUNDS

The following discussion is qualified in its entirety by reference to the Primary Prospectuses and the SAI for this Prospectus/Proxy Statement, as well as the SAIs for Target Fund and Acquiring Fund.

Comparison of Investment Goals and Strategies

The following summarizes the investment goals, principal investment strategies and management differences, if any, between Target Fund and its corresponding Acquiring Fund:

	MD Muni Fund (Target Fund)	Muni Bond Fund (Acquiring Fund)
Investment Goal	The Fund seeks to provide current income that is exempt from both federal and Maryland state and local income taxes.	The Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

Investment Strategies

The Fund pursues its investment goal, under normal circumstances, by investing its assets so that at least 80% of the income it distributes will be exempt from federal regular income tax and personal income tax imposed by the State of Maryland and Maryland municipalities. However, the income on these securities may be subject to the federal alternative minimum tax (“AMT”). The Fund is non-diversified, which means it can invest a larger percentage of assets in a small number of issuers. The Fund invests in investment grade municipal securities. The Fund seeks to maintain a weighted average maturity of 3 to ten years. However, the Fund has no maturity restriction on individual issues, and the weighted average maturity of the Fund’s portfolio will vary depending on market conditions.

In selecting securities, the Fund’s investment advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity, and securities with different and potentially advantageous structures. The investment advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

The Fund pursues its goal by investing at least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. The Fund may invest up to 20% of its assets in other types of fixed income securities that provide income that is subject to federal income tax. The Fund invests in securities rated in the top four categories by a rating agency such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) or if unrated, determined by the investment advisor to be of comparable quality. Although the Fund has no restrictions on the dollar-weighted average duration of the portfolio in which it invests, the Fund’s Advisor focuses on securities with maturities of between 3 and 15 years. The Fund may invest more than 25% of its assets in securities relating to one political subdivision, such as any state or U.S. territory. The Fund may focus its investments in sectors of the municipal securities market, such as healthcare or housing. There are no limitations on the Fund’s investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

In selecting securities, the Fund’s Advisor focuses on credit analysis, the relative values of different sectors of the market, geographic diversity, and securities with different and potentially advantageous structures. The Advisor seeks to construct a portfolio with substantially the same interest rate exposure as the Fund’s benchmark, and does not select securities based on forecasts of interest rates.

As you can see from the above table, the investment goals and strategies of the MD Muni Fund are similar to those of the Muni Bond Fund. Both Funds seek to generate income that is exempt from U.S. income taxes. Acquiring Fund does not seek to generate income that is also exempt from Maryland state and local income taxes. The MD Muni Fund is non-diversified, and Acquiring Fund maintains a diversified portfolio. Both Funds invest only in investment grade securities, and both Funds seek to maintain a dollar-weighted average duration of between three and 15 years.

	SD Govt. Fund (Target Fund)	Short Corporate Fund (Acquiring Fund)
Investment Goal	The Fund seeks to provide current income and secondarily, preservation of capital.	The Fund seeks to provide current income.

Investment Strategies	The Fund seeks to achieve its investment goal, by normally investing substantially all, but under normal circumstances no less than 80%, of the value of its net assets in a diversified portfolio of debt obligations issued or supported as to principal and interest by the U.S. government or its agencies and instrumentalities including mortgage backed securities, asset backed securities, variable and floating rate securities, zero coupon securities, and in repurchase agreements backed by such securities. Certain mortgage backed securities, including adjustable rate mortgage securities (“ARMs”) and collateralized mortgage obligations (“CMOs”) are included within the definition of “U.S. government securities.” The Fund expects to maintain a duration of less than three years under normal market conditions. The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”), including GSE securities that are not backed by the full	The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s investment advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (“junk bonds”). The Fund normally invests in securities with short maturities, and the Fund seeks to maintain a weighted average maturity of three years or less. However, the Fund has no maturity restrictions on individual issues, and the weighted average maturity of the Fund’s portfolio will vary within a range of zero to three years depending on market conditions.

faith and credit of the United States government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in GSE securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in some GSE securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation (“FICO”).	In selecting securities for the Fund, the investment advisor considers a security’s credit quality, capital appreciation potential, maturity and yield to maturity. The investment advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

The “Investment Strategies” description for the Short Corporate Fund in the above table reflects the proposed changes to the Fund’s principal investment strategies that will occur if the Reorganization is approved.

As you can see from the above table, the investment goals and strategies of the SD Govt. Fund are similar to those of the Short Corporate Fund. Both Funds seek to generate current income. Acquiring Fund does not seek to preserve capital; however, the Fund’s short average weighted maturity and its preponderance of investment-grade holdings provide meaningful protection to a shareholder’s capital. Following the Reorganization, Acquiring Fund will be able to allocate a greater percentage of its assets to nominally safer investments, which may serve to preserve shareholders’ capital to some degree. Acquiring Fund maintains a weighted average maturity of zero to three years, and the SD Govt. Fund maintains a duration of less than three years, so a shareholder’s exposure to interest rate risk is largely the same.

Comparison of Principal Risks

As shown in the charts below, the principal risks associated with Target Fund and Acquiring Fund are similar because they have similar investment goals and similar principal investment strategies.

The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Many factors affect a Fund’s performance. A Fund’s share price may change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

MD Muni Fund into Muni Bond Fund

Principal Risk	Fund Subject to Risk
Call Risk—Issuers of securities may redeem the securities prior to maturity at a price below their current market value.	Both Funds

Changing Fixed Income Market Conditions Risk—The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.	Both Funds

Credit Risk—There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.	Both Funds

Interest Rate Risk—The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.	Both Funds

Liquidity Risk—The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at a price at which the Fund has valued the security.	Both Funds

Maryland Investment Risk—The Fund will be more susceptible to any economic, business, political or other developments which generally affect securities issued by Maryland issuers. The economy of Maryland is relatively diversified across the service, trade and government sectors, but could be adversely impacted by changes to any of these sectors.	MD Muni Fund

Municipal securities risk—The Fund will likely be impacted by events tied	Muni Bond Fund

to the overall municipal securities markets. Those markets can be volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Further, a fund that invests in the securities of a particular bond market sector (e.g., healthcare, housing or one political subdivision) is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not make such sector investments. It is possible that economic, business or political developments or other changes affecting one security in the sector will affect other securities in that sector in the same manner, thereby increasing the risk of such investments.

Non-Diversification Risk—The Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund’s risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund’s share price and performance.	MD Muni Fund

Prepayment Risk—The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.	Muni Bond Fund

Tax Risk—Failure of a municipal security to meet certain legal requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.	Both Funds

As a result of the Reorganization, shareholders of the MD Muni Fund will be exposed to municipal securities risk and prepayment risk as principal risks, risks to which they are, or may already be, exposed in the MD Muni Fund since that Fund may invest in the same sectors of the municipal bond market as the Muni Bond Fund and may also invest in securities that are paid off earlier than anticipated. On the other hand, non-diversification risk and Maryland investment risk are not principal risks of the Muni Bond Fund.

SD Govt. Fund into Short Corporate Fund

Principal Risk	Fund Subject to Risk
Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.	Both Funds

Call Risk—Issuers of securities may redeem the securities prior to maturity at a price below their current market value.	Both Funds

Changing Fixed Income Market Conditions Risk—The current historically low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and	Short Corporate Fund

other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Credit Risk—There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.	Both Funds

Interest Rate Risk—The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.	Both Funds

Liquidity Risk—The risk that certain securities may be difficult or impossible for a Fund to sell or dispose of at a price at which the Fund has valued the security.	Both Funds

Mortgage-Backed and Asset-Backed Securities Risk. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.	Both Funds

Non-Investment Grade Securities (Junk Bonds) Risk. High-yield bonds, which are rated below investment grade and are typically referred to as junk bonds, are generally more exposed to credit risk than investment grade securities. These securities are generally higher-yielding and higher-risk than investment grade, fixed income securities and are issued by entities whose ability to pay interest and principal on the debt in a timely manner is considered questionable.	Short Corporate Fund

Prepayment Risk—The risk that a mortgage-backed or other asset-backed security may be paid off and proceeds delivered to a Fund earlier than anticipated. Prepayment risk is more prevalent during periods of falling interest rates.	Both Funds

As a result of the Reorganization, shareholders of the SD Govt. Fund will be exposed to additional credit risk, since the Short Corporate Fund may invest substantially all of its assets in debt securities of private (non-government) issuers, while the SD Govt. Fund must invest at least 80% of its assets in U.S. Government securities. Shareholders of the SD Govt. Fund will be also exposed to non-investment grade securities (junk bonds) risk, since the Short Corporate Fund may invest up to 15% of its assets in non-investment grade securities. Shareholders of the SD Govt. Fund are also exposed to changing fixed income market conditions risk, although to a lesser extent due to the low-to-no risk nature of the issuers and the deep liquidity of the market for their securities.

Comparative Fee Tables and Expenses

The tables below allow a shareholder to compare the sales charges, management fees and expense ratios of Target Fund with Acquiring Fund and to analyze the estimated expenses that Acquiring Fund expects to bear following the Reorganization. The shareholder transaction expenses presented below show the maximum sales charge (load) on purchases of Fund shares as a percentage of offering price, and the maximum contingent deferred sales charge on redemption of Fund shares as a percentage of original purchase price or redemption proceeds, as applicable. However, you will not have to pay any sales charge on any shares of Acquiring Fund received as part of the Reorganization. Annual Fund Operating Expenses are paid by each Fund. They include management fees, administrative costs and distribution and shareholder servicing fees, including pricing and custody services. In addition, following the presentation of historical operating expense information, Annual Fund Operating Expenses (and related Expense Examples) are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below are based on expenses for the twelve-month period ended April 30, 2014 and reflect changes to the advisory fee rates and expense waiver rates for the Acquiring Fund effective December 1, 2014. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage. Also shown are the Annual Fund Operating Expenses for Acquiring Fund on a pro forma basis as of April 30, 2014, after giving effect to the proposed Reorganization, based on combined net assets as if the transaction had occurred on May 1, 2013.

MD Muni Fund into Muni Bond Fund

	Wilmington Maryland Municipal Bond Fund (Target Fund)		Wilmington Municipal Bond Fund (Acquiring Fund)		Acquiring Fund After Reorganization with the Target Fund (pro forma combined)
	Class I	Class A	Class I	Class A	Class I	Class A
	Shares	Shares	Shares	Shares	Shares	Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	None	4.50%	None	4.50%	None	4.50%
Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends (and other Distributions)	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None

	Wilmington Maryland Municipal Bond Fund (Target Fund)		Wilmington Municipal Bond Fund (Acquiring Fund)		Acquiring Fund After Reorganization with the Target Fund (pro forma combined)
	Class I	Class A	Class I	Class A	Class I	Class A
	Shares	Shares	Shares	Shares	Shares	Shares
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.50%	0.50%	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.46%	0.46%	0.39%	0.39%	0.37%	0.37%
Total Annual Fund Operating Expenses	0.96%	1.21%	0.84%	1.09%	0.82%	1.07%
Fee Waivers and/or Expense Reimbursement (2) (3)	(0.29)%	(0.26)%	(0.35)%	(0.35)%	(0.33)%	(0.33)%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	0.67%	0.95%	0.49%	0.74%	0.49%	0.74%

(1)	Effective December 1, 2014, the management fees for Wilmington Municipal Bond Fund were lowered from 0.50% to 0.45% of average daily net assets and this change is reflected in the pro forma expenses of the Acquiring Fund after reorganization with the Target Fund.
(2)	For the Wilmington Maryland Municipal Bond Fund, the advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class I Shares and Class A Shares will not exceed 0.67% and 0.95%, respectively, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after November 30, 2015, or with the agreement of the Fund’s Board of Trustees.
(3)	Effective December 1, 2014, for the Wilmington Municipal Bond Fund, the advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class I Shares and Class A Shares will not exceed 0.49% and 0.74%, respectively, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after November 30, 2015, or with the agreement of the Fund’s Board of Trustees.

SD Govt. Fund into Short Corporate Fund

	Wilmington Short Duration Government Bond Fund (Target Fund)		Wilmington Short-Term Corporate Bond Fund (Acquiring Fund)		Acquiring Fund After Reorganization with the Target Fund (pro forma combined)
	Class I	Class A	Class I	Class A	Class I	Class A
	Shares	Shares	Shares	Shares	Shares	Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	None	1.75%	None	1.75%	None	1.75%
Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends (and other Distributions)	None	None	None	None	None	None
Redemption Fee	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None

	Wilmington Short Duration Government Bond Fund (Target Fund)		Wilmington Short-Term Corporate Bond Fund (Acquiring Fund)		Acquiring Fund After Reorganization with the Target Fund (pro forma combined)
	Class I	Class A	Class I	Class A	Class I	Class A
	Shares	Shares	Shares	Shares	Shares	Shares
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.50%	0.50%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%	None	0.25%
Other Expenses	0.47%	0.47%	0.47%	0.47%	0.43%	0.43%
Total Annual Fund Operating Expenses	0.97%	1.22%	0.87%	1.12%	0.83%	1.08%
Fee Waivers and/or Expense Reimbursement (2) (3)	(0.33)%	(0.33)%	(0.39)%	(0.39)%	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	0.64%	0.89%	0.48%	0.73%	0.48%	0.73%

(1)	Effective December 1, 2014, the management fees for Wilmington Short-Term Corporate Bond Fund were lowered from 0.50% to 0.40% of average daily net assets and this change is reflected in the pro forma expenses of the Acquiring Fund after reorganization with the Target Fund.
(2)	For the Wilmington Short Duration Government Bond Fund, the advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class I Shares and Class A Shares will not exceed 0.64% and 0.89%, respectively, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after November 30, 2015, or with the agreement of the Fund’s Board of Trustees.
(3)	Effective December 1, 2014, for the Wilmington Short-Term Corporate Bond Fund, the advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class I Shares and Class A Shares will not exceed 0.48% and 0.73%, respectively, not including the effects of acquired fund fees and expenses, taxes or other extraordinary expenses. This waiver may be amended or withdrawn after November 30, 2015, or with the agreement of the Fund’s Board of Trustees.

The fees and expenses in the above tables are based on average annual net assets for the twelve-month period ended April 30, 2014, for the pro forma combined figures, and do not reflect any change in expense ratios resulting from a change in assets under management since the end of those twelve-month periods. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. However, actual expenses paid by a shareholder of a Fund may be limited by voluntary waivers. These voluntary waivers may be changed or terminated at any time.

Expense Examples

The following examples are intended to help you compare the cost of investing in shares of Target Fund with the cost of investing in Acquiring Fund currently and on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds. They illustrate the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

•	$10,000 investment

•	5% annual return

•	no changes in the Fund’s operating expenses

The costs reflect the effects of expense limitations and/or fee waivers on the part of the Advisor for the period of the contractual limitation and/or waiver. Absent such arrangements, the costs would be higher.

Because the examples are hypothetical and for comparison only, your actual costs may be higher or lower.

MD Muni Fund into Muni Bond Fund

MD Muni Fund

(Target Fund)

	1 Year	3 Year	5 Year	10 Year
Class I Shares	$68	$277	$503	$1,152
Class A Shares	$543	$792	$1,061	$1,828

Muni Bond Fund

(Acquiring Fund)

	1 Year	3 Year	5 Year	10 Year
Class I Shares	$50	$233	$432	$1,005
Class A Shares	$522	$748	$991	$1,689

Acquiring Fund after Reorganization with the Target Fund

(Pro Forma Combined)

	1 Year	3 Year	5 Year	10 Year
Class I Shares	$50	$229	$423	$983
Class A Shares	$522	$744	$983	$1,669

SD Govt. Fund into Short Corporate Fund

SD Govt. Fund

(Target Fund)

	1 Year	3 Year	5 Year	10 Year
Class I Shares	$65	$276	$504	$1,160
Class A Shares	$264	$523	$802	$1,598

Short Corporate Fund

(Acquiring Fund)

	1 Year	3 Year	5 Year	10 Year
Class I Shares	$49	$239	$444	$1,037
Class A Shares	$248	$487	$744	$1,480

Acquiring Fund after Reorganization with the Target Fund

(Pro Forma Combined)

	1 Year	3 Year	5 Year	10 Year
Class I Shares	$49	$230	$426	$993
Class A Shares	$248	$478	$727	$1,438

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for one year. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of Acquiring Fund’s assets. Those factors are beyond the control of Acquiring Fund and Adviser.

If a Reorganization is approved, the resulting combined Fund will retain Acquiring Fund’s expense structure.

Comparison of Fund Performance

The following tables compare the (unaudited) average annual total return for:

•	the Class I shares and Class A shares (with the 4.50% maximum sales charge) for the MD Muni Fund (Target Fund) and the Muni Bond Fund (Acquiring Fund); and

•	the Class I shares and Class A shares (with the 1.75% maximum sales charge) for the SD Govt. Fund (Target Fund) and the Short Corporate Fund (Acquiring Fund),

in each case for the 1-, 5-, and 10-year periods (or if the Fund has less than 10 years’ performance, the life of the Fund) ended December 31, 2013, as compared with the performance of each Fund’s respective benchmark index over the same period shown for each Fund. Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower. For more information about the performance of the Funds see the “Performance Information” and “Financial Highlights” sections for Target Fund and for Acquiring Fund in the Primary Prospectuses.

The performance for the benchmark indices shown below does not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Funds’ performance. The benchmark indices are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in an index. Each Fund’s past performance is not a guarantee of future results.

MD Muni Fund

Average Annual Total Returns as of December
31, 2013	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	(2.10)%	5.20%	3.25%
Class A Shares
Return Before Taxes	(6.84)%	3.99%	2.59%
Return After Taxes on Distributions	(7.03)%	3.94%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares	(3.13)%	3.80%	2.76%
Standard & Poor’s Intermediate Municipal Index (reflects no deductions for fees, expenses or taxes)	(0.98)%	5.64%	4.48%

Muni Bond Fund

Average Annual Total Returns as of December
31, 2013	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	(1.55)%	5.77%	3.73%
Return After Taxes on Distributions	(1.82)%	5.52%	3.60%
Return After Taxes on Distributions and Sale of Fund Shares	0.17%	5.22%	3.61%
Class A Shares
Return Before Taxes	(6.25)%	4.52%	3.37%*
Standard & Poor’s Intermediate Municipal Index (reflects no deductions for fees, expenses or taxes)	(0.98)%	5.64%	4.48%

*	Class A Shares commenced operations on December 19, 2005.

SD Govt. Fund

Average Annual Total Returns as of December
31, 2013	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	(0.38)%	1.91%	2.75%
Return After Taxes on Distributions	(1.07)%	1.01%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares	(0.22)%	1.16%	1.76%
Class A Shares
Return Before Taxes	(2.34)%	1.28%	2.35%
Barclays Capital 1-3 Year Government Bond Index (reflects no deductions for fees, expenses or taxes)	0.37%	1.25%	2.67%

Short Corporate Fund

Average Annual Total Returns as of December
31, 2013	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	0.93%	3.09%	2.99%
Return After Taxes on Distributions	0.22%	2.36%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	0.64%	2.13%	1.97%
Class A Shares
Return Before Taxes	(1.05)%	2.49%	2.61%
Barclays Capital 1-3 Year Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	0.64%	2.02%	2.91%

For additional information regarding the performance of Acquiring Fund, including the annual total returns for the past ten years, see the “Performance Information” and “Financial Highlights” sections of the prospectus for Acquiring Fund, which has been mailed with this Prospectus/Proxy Statement.

Rights of Target Fund and Acquiring Fund Shareholders

Shareholders of Target Fund and Acquiring Fund have virtually identical rights. Target Fund and the Acquiring Fund are series of the Trust, and their shares are governed by the same Declaration of Trust and By-laws. As such, shareholders of Target Fund and of Acquiring Fund have the same rights with regard to issues such as quorum, vote, notice, and adjournment requirements for shareholders’ meetings.

THE PROPOSED REORGANIZATION

Plan of Reorganization

If approved by shareholders of Target Fund, the Reorganization of Target Fund into Acquiring Fund is expected to occur immediately following the close of business on the Closing Date (January 30, 2015), or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Prospectus/Proxy Statement.

The Plan provides that Target Fund will convey to Acquiring Fund all of its assets, except for assets in an amount deemed necessary to: (i) discharge Target Fund’s known unpaid liabilities, and (ii) pay contingent liabilities deemed to exist against Target Fund as of the Closing Date. Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date. In consideration, Acquiring Fund will assume all of the liabilities of Target Fund and deliver to Target Fund full and fractional shares of Class I and Class A, as appropriate, having an aggregate net asset value equal to the aggregate value of the net assets of Target Fund, as determined pursuant to the terms of the Plan.

Immediately after the transfer of assets, Target Fund will distribute to its shareholders of record, with respect to each class of shares, the shares of Acquiring Fund of the corresponding class received by Target Fund, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class. Subsequently, Target Fund will completely liquidate, except as to the contingent liability reserve, as described more fully in the Plan.

Until the Closing Date, shareholders of Target Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by Acquiring Fund for the redemption of its shares.

The Plan contains a number of representations and warranties made by the Trust related to, among other things, its legal status, compliance with laws and regulations and financial position (section 4.1). The Plan contains a number of conditions precedent that must occur before Target Fund or Acquiring Fund is obligated to proceed with the Reorganization (Articles VI, VII and VIII). These include, among others, that: (1) the shareholders of Target Fund approve the Plan with respect thereto; (2) the Trust receives from its legal counsel, certain opinions supporting the representations and warranties made by each party regarding legal status and compliance with laws and regulations (including an opinion from the Trust’s counsel that the shares issued in the Reorganization will be validly issued, fully paid and non-assessable); (3) the Trust receives from its counsel the tax opinion discussed below under “Federal Income Tax Consequences”; and (4) the Trust receives certain certificates from its officers concerning the continuing accuracy of its representations and warranties made in the Plan.

The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date of the Reorganization due to a) a breach of any representation, warranty, or agreement contained in the Plan to be performed at or before the Closing Date, if not cured within 30 days; b) a condition in the Plan expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or c) a determination by a party’s board of trustees, that the consummation of the transactions contemplated in the Plan is not in the best interest of a Fund.

Approval of each Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of Target Fund, whichever is less (“1940 Act Majority”). See the section of this Prospectus/Proxy Statement entitled “Voting Information” for more information. The Plan provides that the failure of any Target Fund to consummate the transactions contemplated in the Plan will not affect the consummation of the Reorganization of any other Target Fund.

If the Reorganization is approved, Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of Acquiring Fund as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares in a Target Fund, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. In addition, if you redeem your shares prior to the Reorganization and your shares are subject to a conditional deferred sales charge, your redemption proceeds will be reduced by any applicable sales charge.

The cost of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of Target Fund all materials relating to this Prospectus/Proxy Statement and soliciting shareholder votes, as well as conversion costs associated with the Reorganization, will be borne by Adviser or its affiliates.

Reasons for the Reorganization and Trustees’ Considerations

The Board, advised by independent legal counsel, considered the Reorganization at a meeting held on September 17-18, 2014. The Board received, reviewed and discussed a significant amount of information concerning Adviser, Target Fund, Acquiring Fund and the proposed Reorganization; met with representatives of Adviser; and considered the terms of the proposed Reorganization and the anticipated benefits to the shareholders of Target Fund. The Board, including the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), approved the Plan and the proposed Reorganization with respect to Target Fund and recommended the approval of the Plan by Target Fund’s shareholders. In approving the Plan and the Reorganization, the Board determined that participation in the Reorganization is in the best interests of Target Fund and Acquiring Fund and their respective shareholders and that the economic interests of the shareholders of Target Fund and Acquiring Fund would not be diluted as a result of the Reorganization. The shareholders of Acquiring Fund are not required to approve the Reorganization.

In approving the proposed Reorganization, the Board took into consideration the following factors, among others:

•	The compatibility of the investment goals and strategies of Target Fund and Acquiring Fund;

•	The investment performance of the Funds;

•	The terms and conditions of the Plan;

•	The fact that each Reorganization would be a tax-free transaction;

•	The fact that all of the fees and expenses of each Reorganization are being borne by Adviser or its affiliates;

•	The fact that the Reorganization would not dilute the interests of Target Fund or Acquiring Fund shareholders;

•	The relative sizes of Target Fund and Acquiring Fund both before and after the Reorganization;

•	The relative past and current growth in assets of Target Fund and the anticipated future inability of Target Fund to achieve satisfactory asset growth; and

•	The relative expense ratios of Target Fund and Acquiring Fund and the anticipated effect of the proposed Reorganization on the expense ratio of Acquiring Fund both before and after expense caps and fee waivers.

In addition, the Board considered that the Reorganization presents an opportunity for Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transactions costs that a fund normally incurs when purchasing securities.

Specifically with respect to the Reorganization of the SD Govt. Fund into the Short Corporate Fund, the Board considered and approved, subject to approval by SD Govt. Fund shareholders of the Reorganization, a change to the “Principal Investment Strategies” of the Short Corporate Fund to permit an unconstrained allocation of assets to U.S. government and agency securities, including agency mortgage and asset-backed securities. The Short Corporate Fund would then provide investors with a more diversified and flexible investment, as the portfolio managers would be able to over- or under-weight government versus corporate credit in one fund. The Short Corporate Fund would also change its name to the “Wilmington Short-

Term Bond Fund.” The Board also considered other alternatives to a Reorganization, such as a liquidation or a sale of Target Fund to another mutual fund company. The Board determined that with respect to Target Fund, the Reorganization is a more attractive alternative than a sale because of the lack of prospective buyers and the substantial uncertainties of consummating a sale transaction. The Board also recognized that if the Reorganization is not approved, the lack of future asset growth may lead to the eventual liquidation of Target Fund.

Upon considering these factors, the Board approved the Reorganization, and recommends shareholder approval.

Description of the Securities to be Issued and Form of Organization

Shareholders of Class A and Class I shares of Target Fund will be issued Class A and Class I shares, respectively, of Acquiring Fund. The shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emption or conversion rights.

Target Fund and Acquiring Fund are series of the Trust, which is a Delaware statutory trust and is governed by the same agreement and declaration of trust and bylaws. As a result, there are no material differences between the rights of shareholders of Target Fund and Acquiring Fund. The assets and liabilities of Target Fund and Acquiring Fund are legally separate from the assets and liabilities of any other fund that is a series of the Trust. Each share of Acquiring Fund represents an equal proportionate interest with each other share of the Fund, and each such share of Acquiring Fund is entitled to equal liquidation, redemption and voting rights except where class voting is required by the Trust’s governing instruments, or applicable law, in which case shareholders of a class will have exclusive voting rights on matters affecting only that class. The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. For more information about redemption rights and exchange privileges, please refer to the “How to Purchase, Redeem, and Exchange Shares” section in the Prospectuses.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account, such as an individual retirement account or qualified retirement plan.

Each Fund has qualified for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code, since their respective inceptions. Accordingly, the Trust believes that each Fund has been, and expects each Fund to continue through the closing to be, relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. The principal federal income tax considerations that are expected to result from the Reorganization of Target Fund into Acquiring Fund are as follows:

•	no gain or loss will be recognized by Target Fund or the shareholders of Target Fund as a result of the Reorganization;

•	no gain or loss will be recognized by Acquiring Fund as a result of the Reorganization;

•	the aggregate tax basis of the shares of Acquiring Fund to be received by a shareholder of Target Fund will be the same as the shareholder’s aggregate tax basis of the shares of Target Fund; and

•	the holding period of the shares of Acquiring Fund received by a shareholder of Target Fund will include the period that a shareholder held the shares of Target Fund (provided that such shares of Target Fund are capital assets in the hands of such shareholder as of the closing).

Neither Target Fund nor Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Reorganization. As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to Target Fund and Acquiring Fund as to the foregoing federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of Target Fund and Acquiring Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on Target Fund, Acquiring Fund or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Information about the Funds.”

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, then Target Fund would recognize gain or loss on the transfer of its assets to Acquiring Fund and each shareholder of Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of Acquiring Fund it receives. The failure of one Reorganization to qualify as a tax-free reorganization would not adversely affect the other Reorganization.

Final Dividend. Target Fund will declare one or more final dividends, and Acquiring Fund may declare a dividend payable at or near the time of closing, to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. The distributions you receive from the MD Muni Fund and/or the Muni Bond Fund primarily are exempt from regular federal income tax. A portion of these distributions, however, may be subject to federal alternative minimum tax and state and local taxes. To the extent that such distributions are not “exempt-interest dividends,” the dividends may be taxable as ordinary income or capital gain.

Limitations on Capital Loss Carryovers. The tax attributes, including capital loss carryovers, of Target Fund move to Acquiring Fund in the Reorganization. The capital loss carryovers of the Target Fund and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Internal Revenue Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-closing. First, the capital loss carryovers of the Fund that experiences a more than 50% ownership change in the Reorganization (e.g., in a reorganization of two Funds, the smaller Fund), increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “total capital loss carryovers”), are expected to become subject to an annual limitation. Losses in excess of that limitation may be carried forward to succeeding tax years, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010 to an overall eight-year carryover period. The annual limitation generally will equal the net asset value of the Fund on the closing date multiplied by the “long-term tax-exempt rate” published by the IRS for the month in which the Reorganization closes. In the case of a Fund with net unrealized built-in gains at the time of closing the Reorganization (i.e., net unrealized appreciation in value of the Fund’s investments), the annual limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year. Second, if a Fund has built-in gains at the time of closing that are realized by the combined Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund. Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. Fourth, the Reorganization may result in an earlier expiration of a Fund’s capital loss carryovers because the Reorganization causes the Target Fund’s tax year to close early in the year of the Reorganization.

The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use by Acquiring Fund, post-closing, of Target Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

MD Muni Fund and Muni Bond Fund

	MD Muni Fund	Muni Bond Fund
	(As of 4/30/2014)	(As of 4/30/2014)
Capital loss carryovers with no expiration	$495,136	$0
Total capital loss carryovers	$495,136	$0
Unrealized appreciation (depreciation) on a tax basis	$2,405,949	$8,637,559
Net assets	$90,706,570	$216,630,974
Tax-exempt rate (October 2014)	3.05%	N/A
Annual limitation	$2,766,550	N/A

The capital loss carryovers of the MD Muni Fund are expected to become subject to an annual limitation because, as discussed above, the MD Muni Fund will experience a more than 50% ownership change as a result of the Reorganization based on the net asset values of the MD Muni Fund and the Muni Bond Fund as of April 30, 2014. Based upon the MD Muni Fund’s capital loss position at April 30, 2014, it is not anticipated that these limitations on use of a Fund’s capital loss carryovers, if any, would be material, although that depends on the facts at the time of closing of the Reorganization.

SD Govt. Fund and Short Corporate Fund

	SD Govt. Fund (As of 4/30/2014)	Short Corporate Fund (As of 4/30/2014)
Capital loss carryovers
Expiring 2015	$129,435	$0
Expiring 2019	$108,426	$0
No expiration	$643,351	$0
Total capital loss carryovers	$881,212	$0
Unrealized appreciation (depreciation) on a tax basis	$1,304,357	$976,821
Net assets	$95,187,836	$167,841,736
Tax-exempt rate (August 2014)	3.05%	N/A
Annual limitation	$2,903,229	N/A

The capital loss carryovers of the SD Govt. Fund are expected to become subject to an annual limitation because, as discussed above, the SD Govt. Fund will experience a more than 50% ownership change as a result of the Reorganization based on the net asset values of the SD Govt. Fund and the Short Corporate Fund as of April 30, 2014. Based upon the SD Govt. Fund’s capital loss position at April 30, 2014, it is not anticipated that these limitations on use of a Fund’s capital loss carryovers, if any, would be material, although that depends on the facts at the time of closing of the Reorganization.

Net Unrealized Appreciation in Value; Realized But Undistributed Income and Gains. Shareholders of Target Fund will receive a proportionate share of any taxable income and gains realized by Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains eventually are distributed by Acquiring Fund. As a result, shareholders of Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, if Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than Target Fund, shareholders of Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred.

MD Muni Fund: At April 30, 2014, the MD Muni Fund’s unrealized appreciation in value of investments as a percentage of its net asset value was 2.6% compared to the Muni Bond Fund of 4.0%, and on a combined basis of 3.6%. Accordingly, MD Muni Fund shareholders, post-closing, will be exposed to slightly more unrealized appreciation in portfolio investments.

SD Govt. Fund: At April 30, 2014, the SD Govt. Fund’s unrealized appreciation in value of investments as a percentage of its net asset value was 1.4% compared to Acquiring Fund of 0.6%, and on a combined basis of 0.9%. Accordingly, the SD Govt. Fund shareholders, post-closing, will be exposed to slightly less unrealized appreciation in portfolio investments.

Alternative Minimum Tax. The MD Muni Fund and the Muni Bond Fund may invest a portion of their total assets in municipal securities that may subject certain investors to the federal alternative minimum tax (“AMT bonds”) and, therefore, a portion of the income produced by each Fund may be taxable for such investors under the federal alternative minimum tax. If the Muni Bond Fund following the Reorganization has a greater portion of its portfolio investments in AMT bonds than did the MD Muni Fund, a greater portion of the dividends paid by the Muni Bond Fund to shareholders of the MD Muni Fund, post-closing, may be taxable under the federal alternative minimum tax.

Tax Impact of Repositioning. The Reorganization may result in the sale of some of the portfolio securities of Target Fund following the Reorganization as Acquiring Fund’s portfolio managers align the combined portfolio with Acquiring Fund’s investment strategy. This sale activity may result in the realization of ordinary income and capital gains, reduced by any available capital loss carryovers, that would be distributed to shareholders. The amount of any ordinary income and capital gains that may be realized and distributed to the shareholders of the combined Fund will depend upon a variety of factors, including Target Fund’s net unrealized appreciation in the value of its portfolio assets at that time and any limitations on the use by the combined Fund of available capital loss carryovers as discussed above. Adviser estimates that portfolio repositioning costs incurred by Acquiring Fund after the Reorganization will be immaterial.

You should consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

Pro Forma Capitalization

The following tables show the capitalization of Target Fund and Acquiring Fund as of, and on a pro forma combined basis (unaudited) as of April 30, 2014, giving effect to the proposed Reorganization. The tables are examples of the number of shares of Acquiring Fund that would be exchanged for the shares of the corresponding Target Fund if a Reorganization were consummated on April 30, 2014, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date.

MD Muni Fund into Muni Bond Fund

							Pro Forma After
	MD Muni Fund		Muni Bond Fund		Pro Forma		Reorganization
	(Target Fund)		(Acquiring Fund)		Adjustments		Municipal Fund
	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
Net Asset Value	$27,734,240	$62,972,330	$17,128,430	$199,502,544	—	—	$44,862,670	$262,474,874
Shares Outstanding	2,785,946	6,315,756	1,278,389	14,884,106	(715,987)	(1,617,636)	3,348,348	19,582,226
Net Asset Value per Share	$9.96	$9.97	$13.40	$13.40	—	—	$13.40	$13.40

SD Govt. Fund into Short Corporate Fund

							Pro Forma After
	SD Govt. Fund		Short Corporate Fund		Pro Forma		Reorganization
	(Target Fund)		(Acquiring Fund)		Adjustments		Short Corporate Fund
	Class A	Class I	Class A	Class I	Class A	Class I	Class A	Class I
	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
Net Asset Value	$8,000,767	$87,187,069	$2,784,911	$165,056,825	—	—	$10,785,678	$252,243,894
Shares Outstanding	841,844	9,156,045	272,341	16,137,293	(59,436)	(631,930)	1,054,749	24,661,408
Net Asset Value per Share	$9.50	$9.52	$10.23	$10.23	—	—	$10.23	$10.23

The tables above assume that the Reorganization occurred on April 30, 2014. The tables are for informational purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of Target Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Acquiring Fund that actually will be received on or after that date.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Management of Target Funds and Acquiring Fund

WFMC is the investment adviser, and WTIA is the primary sub-adviser, for Target Fund and Acquiring Fund. For its services as investment adviser, WFMC is entitled to an annual advisory fee from each Fund, as follows:

MD Muni Fund	0.50%
Muni Bond Fund[1]	0.45%
SD Govt. Fund	0.50%
Short Corporate Fund[1]	0.40%

1	Effective December 1, 2014, the contractual investment advisory fee for the Muni Bond Fund was lowered from 0.50% to 0.45% of average daily net assets and for the Short Corporate Fund the contractual investment advisory fee was lowered from 0.50% to 0.40% of average daily net assets.

In each case the fee is calculated as a percentage of Target Fund’s and Acquiring Fund’s average daily net assets. WTIA is entitled to an annual sub-advisory fee which is paid directly by WFMC and not by the Funds.

If the Reorganization is approved, the resulting combined Funds will retain Acquiring Fund’s management fee structure.

For more information about the management of Target Fund and Acquiring Fund, please refer to the “Who Manages the Funds?” section of the Primary Prospectuses, and to the “Who Manages and Provides Services to the Funds?” section of the Target Fund’s and Acquiring Fund’s SAI. A copy of the prospectus for Acquiring Fund accompanies this Prospectus/Proxy Statement. A discussion regarding the basis for the approval by the Trust’s Board of Trustees of the investment advisory agreement for Target Fund and Acquiring Fund is available in Target Fund’s and Acquiring Fund’s April 30, 2014 annual report to shareholders.

Distribution of Target Fund and Acquiring Fund Shares

ALPS Distributors, Inc. (“ALPS”), whose address is 1290 Broadway, Suite 1100 Denver, Colorado 80203, serves as the principal underwriter of Target Fund and Acquiring Fund under a distribution agreement with the Trust.

For more information about the distribution of Target Fund and Acquiring Fund shares, please refer to the “Accounts and Share Information” section of the Primary Prospectuses, and to the “How Are the Funds Sold?” section of the Target Fund’s and Acquiring Fund’s SAI.

Other Service Providers

For more information about the Funds’ custodian, administrators, fund accountant, transfer agent and independent registered public accounting firm, please refer to the “Who Manages and Provides Services to the Funds” and the “Fees Paid by the Funds for Services” sections of the Target Fund’s and Acquiring Fund’s SAI.

Pricing of Shares

The price of each share of Target Fund and Acquiring Fund is based on its net asset value (“NAV”) per share. The NAV per share of a class is generally determined by dividing the total net market value of the securities and other assets in a Fund’s portfolio allocable to such class, less liabilities allocable to such class, by the total number of shares outstanding of such class.

For more information about the pricing of the Funds’ shares, please refer to the “How Are Shares Priced?” section of the Primary Prospectuses, and to the “Determining Market Value of Securities” and “What Do Shares Cost?” sections of the Target Fund’s and Acquiring Fund’s SAI.

Comparison of Sales Charges and Fees

For information about the sales charges and fees with respect to the Class A shares of Target Fund and Acquiring Fund, please refer to the “Sales Charges When You Purchase Class A Shares” section of the Primary Prospectuses, and to the “How Are the Funds Sold?” section of the Target Fund’s and Acquiring Fund’s SAI, which is incorporated herein by reference.

Acquiring Fund and Target Fund charge a redemption fee only in the following circumstances: If a shareholder makes an investment of $1,000,000 or more in Class A shares of the MD Muni Fund or the Muni Bond Fund, or an investment of $250,000 or more in the Class A shares of the SD Govt. Fund or the Short Corporate Fund, and the shareholder redeems all or any portion of its shares at any time within the 18-month period beginning on the first day of the calendar month following the month in which the shareholder made the purchase, then the shareholder’s redemption proceeds will be subject to a 1.00% contingent deferred sales charge (“CDSC”). Exchanges do not trigger the CDSC. In addition, if the shareholder’s investment professional waives receipt of the NAV advanced commission payment described in the Prospectus and notifies the Funds, this CDSC will not apply. The CDSC will be calculated using the share price at time of purchase.

Purchases, Redemptions and Exchange of Shares

The purchase, redemption and exchange procedures employed by Target Fund and Acquiring Fund are the same. For information about the purchasing, redeeming and exchanging Fund shares, including information about accounts with low balances, please refer to the “How to Purchase, Redeem and Exchange Shares” section of the Primary Prospectuses, and to the “How Are the Funds Sold?” section of the Target Fund’s and Acquiring Fund’s SAI, which is incorporated herein by reference.

Additional Payments to Financial Intermediaries

The Funds’ investment advisor and its affiliates may pay out of their own reasonable resources and legitimate profits amounts (including items of material value) to certain financial intermediaries (including the Distributor) to support the sale of shares or provide services to the Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or its employees or associated persons to recommend or sell shares of the Fund to shareholders. These payments are not reflected in the fees and expenses listed in the fee table section of the Primary Prospectuses because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Fund to the financial intermediary under a Rule 12b-1 plan and/or shareholder service fee arrangement. Shareholders should contact their financial intermediary for information about any payments it receives from the Distributor, the investment advisor, their affiliates, or the Funds and any services the financial intermediary provides.

Dividends and Distributions

Target Fund and Acquiring Fund expect to declare dividends from their net investment income, if any, to shareholders daily and pay dividends from their net investment income, if any, to shareholders monthly. Target Fund and Acquiring Fund typically distribute net realized capital gains, if any, at least annually, usually in December. Target Fund and Acquiring Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that Target Fund or Acquiring Fund will pay either an income dividend or a capital gains distribution.

Financial Highlights

Financial highlights information for the past five fiscal years or periods ended April 30, 2014, for Acquiring Fund and Target Fund is incorporated by reference to the “Financial Highlights” Section of the Primary Prospectuses. The Financial Highlights are intended to help you understand the financial performance of a Fund’s Class A Shares and/or Class I Shares, as applicable, for the five fiscal years or periods ended April 30, 2014. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and capital gains. The information in the Financial Highlights tables that are incorporated by reference herein has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Trust’s audited financial statements, are included in the April 30, 2014 Annual Report of the Trust, which are available upon request.

A copy of the prospectus for Acquiring Fund is enclosed with this Prospectus/Proxy Statement.

VOTING INFORMATION

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by, and on behalf of, the Board, to be used at the Meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Target Fund on or about December 5, 2014. Only shareholders of record as of the close of business on the Record Date, November 14, 2014, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

You can vote in any one of four ways:

•	by mail, with the enclosed proxy card;

•	in person at the Meeting;

•	by telephone; or

•	by Internet.

Instructions for Voting by Touch-Tone Telephone

1.	Read the Combined Prospectus/Proxy Statement and have your proxy card with you.

2.	Call the toll-free number indicated on your proxy card.

3.	Follow the recorded instructions to cast your vote.

Instructions for Voting by Internet

1.	Read the Combined Prospectus/Proxy Statement and have your proxy card with you.

2.	Go to the website indicated on your proxy card.

3.	Follow the instructions provided on the website to cast your vote.

We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed proxy card. Use of telephone and Internet voting will reduce the time and costs associated with this proxy solicitation.

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised: (i) by sending a written notice of revocation to Broadridge Financial Solutions, Inc., at the following address: 51 Mercedes Way, Edgewood, New York 11717; (ii) by returning a duly executed proxy with a later date before the time of the Meeting, or (iii) if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the Secretary of the Trust (without complying with any formalities) at any time before it is voted. Being present at the Meeting alone does not revoke a previously executed and returned proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of Votes

In addition to the mailing of this Prospectus/Proxy Statement, proxies may be solicited by telephone or in person by the Trustees, officers of the Trust, personnel of Adviser, the Funds’ administrator or distributor, and personnel of the Funds’ transfer agent, or broker-dealer firms.

Broadridge Financial Solutions, Inc., a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation and tabulation of proxies, at an estimated cost of approximately $7,300. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Target Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement. The Solicitor representative will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation. If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with this Prospectus/Proxy Statement or attend the Meeting in person.

Target Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of Adviser or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Quorum and Voting Requirements

Holders of at least one-third of the total number of shares of Target Fund outstanding as of the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the proposal. Approval of the proposal requires the affirmative vote of a 1940 Act Majority.

Effect of Abstention and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Such instructions will have the same effect as that of a vote against approval of the Plan, because approval requires the affirmative vote of a 1940 Act Majority.

Adjournment

If a quorum is not present in person or by proxy at the time the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the Plans, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the Plans. Any adjournment will require the affirmative vote of a majority of Target Fund’s shares present at the Meeting. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of the Plans, the persons named as proxies will vote their proxies as they deem appropriate under the circumstances.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Trustees are not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Future Shareholder Proposals

You may request inclusion in the Trust’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Share Ownership

MD Muni Fund (Target Fund) and Muni Bond Fund (Acquiring Fund)

As of September 30, 2014, the current officers and Trustees of the Trust in the aggregate beneficially owned less than 1% of the shares of the MD Muni Fund and of the Muni Bond Fund.

As of September 30, 2014, the persons shown below owned of record or beneficially 5% or more of the outstanding shares of the class identified of the MD Muni Fund. The percentage of the Muni Bond Fund that would be owned by the below named shareholders of MD Muni Fund upon consummation of the Reorganization is expected to decline.

MD Muni Fund—Class A Shares

Shareholder	Shares Owned	Percent Owned
Pershing LLC	156,419	5.69%
PO Box 2052
Jersey City, NJ 07303-9998

MD Muni Fund—Class I Shares

Shareholder	Shares Owned	Percent Owned
SEI Private Trust Co.	4,531,083	74.27%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

SEI Private Trust Co.	463,187	7.59%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

As of September 30, 2014, the persons shown below owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Muni Bond Fund. The percentage of the Muni Bond Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Muni Bond Fund—Class I Shares

Shareholder	Shares Owned	Percent Owned
SEI Private Trust Co.	4,619,679	32.46%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

SEI Private Trust Co.	2,398,249	16.85%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

SEI Private Trust Co.	1,421,738	9.99%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

SEI Private Trust Co.	1,383,966	9.72%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

SD Govt. Fund (Target Fund) and Short Corporate Fund (Acquiring Fund)

As of September 30, 2014, the current officers and Trustees of the Trust in the aggregate beneficially owned less than 1% of the shares of the SD Govt. Fund and Short Corporate Fund.

As of September 30, 2014, the persons shown below owned of record or beneficially 5% or more of the outstanding shares of the class identified of the SD Govt. Fund. The percentage of the Short Corporate Fund that would be owned by the below named shareholders of SD Govt. Fund upon consummation of the Reorganization is expected to decline.

SD Govt. Fund—Class A Shares

Shareholder	Shares Owned	Percent Owned
Pershing LLC	50,377	6.44%
PO Box 2052
Jersey City, NJ 07303-9998

Pershing LLC	46,569	5.96%
PO Box 2052
Jersey City, NJ 07303-9998

Pershing LLC	45,930	5.88%
PO Box 2052
Jersey City, NJ 07303-9998

Pershing LLC	39,881	5.10%
PO Box 2052
Jersey City, NJ 07303-9998

SD Govt. Fund—Class I Shares

Shareholder	Shares Owned	Percent Owned
T Rowe Price Retirement Plan	3,157,873	36.18%
4515 Painters Mill Rd
Owings Mills, MD 21117-4903

SEI Private Trust Co.	2,926,924	33.53%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

SEI Private Trust Co.	1,144,810	13.12%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

SEI Private Trust Co.	1,091,149	12.50%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

As of September 30, 2014, the persons shown below owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Short Corporate Fund. The percentage of the Short Corporate Fund that would be owned by the below named shareholders upon consummation of the Reorganization is expected to decline.

Short Corporate Fund—Class A Shares

Shareholder	Shares Owned	Percent Owned
Pershing LLC	34,287	10.42%
PO Box 2052
Jersey City, NJ 07303-9998

Short Corporate Fund—Class I Shares

Shareholder	Shares Owned	Percent Owned
SEI Private Trust Co.	3,791,324	31.70%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

SEI Private Trust Co	3,293,284	27.54%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

SEI Private Trust Co.	2,031,539	16.99%
C/O M&T Bank ID 337
Attn: Mutual Funds Administrator
1 Freedom Valley Dr.
Oaks, PA 9456-9989

M&T Bank (the “Bank”) and its affiliated financial institutions, Wilmington Trust, N.A., and Wilmington Trust Company, are authorized by MD Muni Fund and SD Govt. Fund shareholders to vote in the aggregate approximately 85% and 51%, respectively, of the total outstanding shares of the MD Muni Fund and SD Govt. Fund. The Bank and its affiliated financial institutions intend to vote such shares in favor of the Reorganizations. The Bank is the principal banking subsidiary of M&T Bank Corporation, a New York business corporation with principal executive offices located at One M&T Plaza, Buffalo, New York 14203. The Bank is the parent company of WTIA and an affiliate of WFMC, and Wilmington Trust, N.A., and Wilmington Trust Company and affiliates of WTIA and WFMC.

The votes of the shareholders of Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

Information about the Funds

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Trust can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street NE, Room 1580, Washington, DC 20549 and at the following regional offices of the SEC: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036; Atlanta Regional Office, 3475 Lenox Road, N.E., Suite 1000, Atlanta, Georgia 30326; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, Massachusetts 02110; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, Texas 76102; Philadelphia Regional Office, 701 Market Street, Suite 2000, Philadelphia, Pennsylvania 19106; Salt Lake City Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, Utah 84101; and San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, California 94104. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Service, SEC, Washington, D.C. 20549 at present rates. The SEC maintains a website (at http://www.sec.gov) which contains other information about the Trust.

APPENDIX A: FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION is made as of September 18, 2014 (this ‘‘Plan’’) by Wilmington Funds, a Delaware statutory trust, with its principal place of business at 111 S. Calvert Street, 26th Floor, Baltimore, Maryland 21202 (the “Trust”), on behalf of the following series:

Acquired Fund and Share Class	Acquiring Fund and Share Class

Wilmington Maryland Municipal Bond Fund	Wilmington Municipal Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares
Wilmington Short Duration Government Bond Fund	Wilmington Short-Term Corporate Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares

This Plan is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. Each reorganization will consist of: (i) the transfer of substantially all of the assets, property and goodwill (“Assets”) of Acquired Fund listed in the table above in exchange for the corresponding class of shares listed in the table above of its Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by each Acquiring Fund of all of the liabilities (as set forth in paragraph 1.3) of its Acquired Fund; (iii) the distribution of each class of Acquiring Fund Shares to the holders of the corresponding class of shares of Acquired Fund; and (iv) the liquidation of Acquired Fund as provided herein, all upon the terms and conditions set forth in this Plan (the “Reorganization”).

This Plan covers two, separate Reorganizations which are independent of one another. Accordingly, when the terms “Acquired Fund” and “Acquiring Fund” are used in the same sentence, they mean the fund listed in the table above as an “Acquired Fund” or an “Acquiring Fund,” and its corresponding “Acquiring Fund” or “Acquired Fund.” In addition, Acquired Funds and Acquiring Funds may be collectively referred to herein as each “Fund” or the “Funds.”

WHEREAS, each Acquiring Fund and Acquired Fund are separate series of the Trust, and the Trust is an open-end, registered management investment company, and Acquired Fund owns securities that generally are assets of the character in which its Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund and Acquired Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to Acquiring Fund, is in the best interests of Acquiring Fund and that the interests of the existing shareholders of Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to Acquired Fund, is in the best interests of such Acquired Fund and that the interests of the existing shareholders of Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in order to consummate the Reorganizations and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

ARTICLE I: TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties of Acquiring Fund contained herein, Acquired Fund agrees to sell, convey, transfer and deliver all of its Assets, as set forth in paragraph 1.2, to Acquiring Fund. In exchange, Acquiring Fund agrees to: (i) deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares, determined, with respect to each class of shares of Acquired Fund and the corresponding class of shares of Acquiring Fund, by (a) multiplying the shares outstanding of Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of Acquired Fund by (y) the net asset value per share of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2 and (ii) assume all of the liabilities of Acquired Fund as set forth in paragraph 1.3. Holders of each class of shares of Acquired Fund will receive shares of the corresponding class of Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The Assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all property, assets, and goodwill, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, stock splits, settlement rights and payments, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption) owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the Closing Date (as defined in paragraph 3.1), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to discharge all of Acquired Fund’s known liabilities on its books on the Closing Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Closing Date and (2) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against Acquired Fund, if any, on the Closing Date, for which contingent and other appropriate liability reserves shall be established on the books of Acquired Fund.

Acquired Fund has provided to Acquiring Fund its most recent audited financial statements, which contain a list of all of Acquired Fund’s Assets as of the date of such statements. Acquired Fund hereby represents that as of the date of the execution of this Plan, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. Acquired Fund will discharge all of its known liabilities and obligations prior to the Closing Date (as defined in paragraph 3.1). Acquiring Fund will assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in paragraph 2.1) in connection with the acquisition of the Assets and subsequent liquidation and dissolution of Acquired Fund.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) Acquired Fund will distribute in complete liquidation of itself, pro rata to its shareholders of record, all of the Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1, determined as of the close of business on the business day immediately preceding the Closing Date (the “Acquired Fund Shareholders”); and (b) Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the name of Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of Acquired Fund (the “Acquired Fund Shares”) will simultaneously be canceled on the books of Acquired Fund and shall no longer evidence ownership thereof. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, Acquired Fund shall not conduct any business except in connection with its termination. Fractional shares of beneficial interest of an Acquiring Fund shall be carried to the third decimal place.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to Acquired Fund, in an amount equal in value to the aggregate net asset value of each class of shares of Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of Acquired Fund Shares on the books of Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund.

1.8 TERMINATION. Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to Acquiring Fund from and after the Closing Date and shall be turned over to Acquiring Fund as soon as practicable following the Closing Date.

1.10. UNPAID DIVIDENDS AND DISTRIBUTIONS. On the Closing Date (as defined in paragraph 3.1), Acquired Fund Shareholder as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing Date shall have the right to receive such unpaid dividends and distributions with respect to the shares of Acquired Fund that such person had on the Distribution Record Date.

ARTICLE II: VALUATION

2.1 VALUATION OF ASSETS. The value of Acquired Fund’s Assets to be acquired by Acquiring Fund hereunder shall be the value of such Assets at the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date provided in paragraph 3.1 or such earlier or later date and time as determined by an officer of the Trust (the “Valuation Time”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Trust Instrument”), Acquiring Fund’s then current Prospectus and Statement of Additional Information, and the Trust’s Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, determined to the nearest full cent, using the valuation procedures set forth in the Trust Instrument, Acquiring Fund’s then current Prospectus and Statement of Additional Information, and the Trust’s Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund’s Assets, shall be determined, with respect to each class of shares of Acquired Fund and each corresponding class of shares of an Acquiring Fund, by (a) multiplying the shares outstanding of Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of Acquired Fund by (y) the net asset value per share of Acquiring Fund determined in accordance with paragraph 2.2.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by The Bank of New York Mellon, as the custodian for Acquiring Fund and Acquired Fund.

ARTICLE III: CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about January 30, 2015, or such other date(s) as the parties may agree to (the “Closing Date”). All acts taking place at the closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Acquired Fund shall cause its custodian (the “Custodian”) to deliver on the Closing Date a certificate of an authorized officer stating that: (a) Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below) including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of Acquiring Fund or Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, then the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored, or to such other date(s) as the parties may agree.

3.4 TRANSFER AGENT’S CERTIFICATE. Acquired Fund shall cause BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”), as transfer agent for Acquired Fund as of the Closing Date, to deliver at the closing, a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder at the Valuation Time. Acquiring Fund shall issue and deliver or cause BNYMIS, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to Acquired Fund that Acquiring Fund Shares have been credited to Acquired Fund’s account on the books of Acquiring Fund. On the Closing Date, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV: REPRESENTATIONS AND WARRANTIES

4.1 NECESSARY FINDINGS OF FACT BY THE TRUST ON BEHALF OF ACQUIRED FUND AND ACQUIRING FUND:

(a) Each Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

(b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect as of the date hereof and will be in full force and effect as of the Closing Date.

(c) The current Prospectus and Statement of Additional Information of each Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act’’) and the 1940 Act, and the rules and regulations. All of the shares of Acquired Fund and Acquiring Fund sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exception for the purpose of raising initial capital or obtaining any required initial shareholder approvals. The Prospectus and Statement of Additional Information of each Fund, as well as the combined prospectus/proxy statement pursuant to which approval of Acquired Fund’s shareholders will be sought, shall not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The books and records of Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) work papers and supporting statements (“FIN 48 Workpapers”), made available to Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquired Fund. The books and records of Acquiring Fund, including FIN 48 Workpapers, made available to Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquiring Fund.

(e) The execution, delivery, and performance of this Plan on behalf of each Fund (subject to Acquired Fund Shareholder approval) will not result in the violation of any provision of the Trust Instrument or the Trust’s By-Laws (“By-laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which either is a party or by which it is bound.

(f) Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(g) Except as otherwise disclosed in writing to and accepted by the relevant Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against either Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Fund to carry out the transactions contemplated by this Plan. Neither Fund knows of any facts that might form the basis for the institution of such proceedings and neither Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein. Neither Fund is charged with, or to its knowledge, threatened with, any violation or investigation of any possible violation of any provision of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) The audited financial statements of each Fund as of April 30, 2014, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements fairly reflect the financial condition of each Fund as of such date, and there are no known contingent liabilities of either Fund as of such date that are not disclosed in such statements.

(i) The statement of assets and liabilities of Acquired Fund and Acquiring Fund to be furnished by the Trust as of the Closing Date for the purpose of determining the number of shares of beneficial interest of an Acquiring Fund to be issued pursuant to Article I hereof will accurately reflect the net assets of Acquired Fund and Acquiring Fund and their outstanding shares of beneficial interest as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(j) Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in either Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by a Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Trust on behalf of the relevant Fund. For the purposes of this paragraph (j), a decline in the net asset value of Acquired Fund shall not constitute a material adverse change.

(k) The Trust has duly and timely filed, on behalf of Acquired Fund and Acquiring Fund, as appropriate, all Tax (as defined below) returns, reports, information returns, elections, agreements, and declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto) (collectively, the “Returns”), which are required to be filed by Acquired Fund or Acquiring Fund, and all such Returns accurately state the amount of Tax owed for the periods covered by the Returns, or, in the case of information returns, the amount and character of income required to be reported by Acquired Fund or Acquiring Fund. The Trust has, on behalf of Acquired Fund or Acquiring Fund, as appropriate, paid or made provision and properly accounted for all Taxes due or properly shown to be due on such Returns. The amounts set up as provisions for Taxes in the books and records of Acquired Fund or Acquiring Fund, as appropriate, as of the Closing Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years (or portions thereof) ending on or before the Closing Date, including all Taxes imposed before or after the Closing Date that are attributable to any such period or fiscal year. No return filed by the Trust on behalf of Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority, no waivers of the time to assess any Taxes are outstanding, and no written requests for such waivers are pending. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To the best knowledge of the Trust, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Acquired Fund or Acquiring Fund, as appropriate. There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Trust.

(l) All issued and outstanding shares of each Fund are duly and validly issued and outstanding, fully paid and non-assessable by such Fund. All of the issued and outstanding shares of Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of Acquired Fund’s transfer agent as provided in paragraph 3.4. No Fund has any outstanding options, warrants, or other rights to subscribe for or purchase any of its shares, and has no outstanding securities convertible into any of its shares. Acquired Fund and Acquiring Fund are authorized to issue an unlimited number of shares of beneficial interest, with no par value.

(m) At the Closing Date, Acquired Fund will have good and marketable title to Acquired Fund’s Assets to be transferred to Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which Acquiring Fund has received notice, and, upon delivery and payment for such Assets, and the filing of any articles, certificates or other documents under the laws of the state of Delaware, an Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such Assets, other than such restrictions as might arise under the 1933 Act, and such imperfections of title or encumbrances as do not materially detract from the value or use of the Assets subject thereto, or materially affect title thereto, and other than as disclosed to and accepted by Acquiring Fund.

(n) No Fund has any unamortized or unpaid organizational fees or expenses.

(o) Acquiring Fund Shares to be issued and delivered to Acquired Fund for the accounts of Acquired Fund Shareholders pursuant to the terms of this Plan will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(p) The Trust has the necessary trust power and trust authority to conduct its business and the business of each Acquiring Fund and Acquired Fund as such businesses are now being conducted. The Trust has full trust power and trust authority to enter into and perform its obligations under this Plan. The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of each Fund. Subject to approval by Acquired Fund Shareholders, this Plan constitutes a legally valid and binding obligation of each Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, arrangement among creditors, fraudulent transfer or conveyance and other laws relating to or affecting creditors’ rights and to general equity principles.

(q) The information to be furnished by each Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(r) From the effective date of the Registration Statement (as defined in paragraph 5.8), through the time of the meeting of Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to each Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(s) Acquired Fund has elected to be treated as a “regulated investment company” (a ‘‘RIC’’) under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g)(1) of the Code; has qualified for treatment as a RIC for each taxable year since inception and will continue to qualify as a RIC for its taxable year ending upon its liquidation; has not had any earnings or profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it; and the consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(t) Acquiring Fund has elected to be treated as a RIC under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code; has qualified for treatment as a RIC for each taxable year since inception and will continue to qualify as a RIC for its taxable year ending upon its liquidation; has not had any earnings or profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it; and the consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(u) Neither Acquiring Fund nor Acquired Fund is under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(v) There is no inter-corporate indebtedness existing between Acquired Fund and Acquiring Fund that was issued, acquired, or will be settled at a discount.

(w) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Plan by the Trust, for itself and on behalf of each Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Plan and the transactions contemplated herein must be approved by the shareholders of Acquired Fund as described in paragraph 5.2.

(x) On the Closing Date, each class of shares of beneficial interest of Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

(y) Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V: COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Each Fund will operate its respective business in the ordinary course between the date of this Plan and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Board of Trustees of the Trust will call a special meeting of Acquired Fund Shareholders to consider and act upon this Plan and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. Acquired Fund covenants that its Acquiring Fund Shares to be issued pursuant to this Plan are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Plan.

5.4 ADDITIONAL INFORMATION. Acquired Fund will assist its Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Plan, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. If requested by Acquiring Fund in writing, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement of the earnings and profits of Acquired Fund for federal income tax purposes that will be carried over by Acquiring Fund as a result of Section 381 of the Code.

5.7 OTHER INFORMATION. At the Closing, the Trust shall provide:

(a) A statement of the respective tax basis and holding period of all investments to be transferred by Acquired Fund to Acquiring Fund.

(b) A copy (which may be in electronic form) of Acquired Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of common stock of Acquired Fund held by each shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Acquired Fund with respect to each shareholder, for all of the shareholders of record of Acquired Fund’s shares as of the Valuation Time, who are to become holders of shares of Acquiring Fund as a result of the transactions contemplated by this Plan, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(c) If requested by Acquiring Fund, all work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to Acquired Fund.

(d) The tax books and records of Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date.

5.8 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to Acquiring Fund Shares to be issued to shareholders of Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement of Acquired Fund and a Prospectus of Acquiring Fund relating to the transactions contemplated by this Plan. The Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder as applicable. The Registration Statement will not contain untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Acquired Fund’s shareholders’ meeting, and on the Closing Date, the prospectus and statement of additional information included in the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Fund will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Acquired Fund’s Shareholders to consider the approval of this Plan and the transactions contemplated herein.

5.9 SHARES OF BENEFICIAL INTEREST. The shares of beneficial interest of Acquiring Fund to be issued and delivered to Acquired Fund pursuant to the terms of Article I hereof shall have been duly authorized as of the Closing Date and, when so issued and delivered, shall be registered under the 1933 Act, validly issued and fully paid and non-assessable, and no shareholder of Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof other than any rights created pursuant to this Plan.

5.10 TAX RETURNS. Each Fund covenants that by the Closing Date, all federal and other Tax Returns required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

5.11 ACQUIRED FUND TAX RETURNS. Acquired Fund shall deliver to Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of Acquired Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect Acquired Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

5.12 LIQUIDATING DISTRIBUTIONS. As soon as is reasonably practicable after the Closing, Acquired Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of Acquiring Fund received at the Closing, as set forth in Section 1.4 hereof.

5.13 TAX-FREE REORGANIZATION. It is the intention of the parties to each Reorganization that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

ARTICLE VI: CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund of all the obligations to be performed by Acquiring Fund pursuant to this Plan on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations and warranties of Acquiring Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date and all covenants and obligations of Acquiring Fund contained in this Plan shall have been complied with in all material respects as of the Closing Date. Acquiring Fund shall have delivered to its Acquired Fund a certificate executed in Acquiring Fund’s name by the Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as Acquired Fund shall reasonably request.

ARTICLE VII: CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund of all the obligations to be performed by Acquired Fund pursuant to this Plan, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations and warranties of Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date and all covenants of Acquired Fund contained in this Plan shall have been complied with in all material respects as of the Closing Date. Acquired Fund shall have delivered to Acquiring Fund on such Closing Date a certificate executed in Acquired Fund’s name by the Trust’s President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as Acquiring Fund shall reasonably request.

7.2 Acquired Fund shall have delivered to Acquiring Fund a statement of Acquired Fund’s assets and liabilities, together with a list of Acquired Fund’s portfolio securities showing the adjusted cost basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

7.3 Acquired Fund shall have declared, and shall have paid or caused to have been paid, a dividend or dividends prior to the closing on the Closing Date which, together with all previous such dividends, shall have the effect of distributing to its shareholders: (i) all of Acquired Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); (ii) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of Acquired Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.

ARTICLE VIII: FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to either Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1 This Plan and the transactions contemplated herein, with respect to Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with applicable law and the provisions of the Trust Instrument and the By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, neither an Acquiring Fund nor Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Plan under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Plan or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the Assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued prior to the Closing Date or shall be in effect on the Closing Date. To the best knowledge of the parties to this Plan, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received, prior to or on the Closing Date, an opinion of counsel substantially to the effect that for federal income tax purposes with respect to Acquiring Fund and Acquired Fund, provided the transactions contemplated hereby are carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of the Trust on behalf of the Funds with regard to matters of fact:

(a) The acquisition by Acquiring Fund of substantially all of the Assets of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its Assets to, and assumption of its liabilities by, Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(c) No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the Assets of Acquired Fund in exchange solely for the assumption of the liabilities of Acquired Fund and the issuance of Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(d) No gain or loss will be recognized by Acquired Fund upon the distribution of the Acquiring Fund Shares to Acquired Fund shareholders in complete liquidation of Acquired Fund pursuant to Section 361(c)(1) of the Code;

(e) The tax basis of the Assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such Assets in the hands of Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

(f) The holding periods of the Assets of Acquired Fund received by Acquiring Fund will include the periods during which such Assets were held by Acquired Fund pursuant to Section 1223(2) of the Code;

(g) No gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of all of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(h) The aggregate tax basis of the Acquiring Fund Shares received by Acquired Fund shareholders (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(i) The holding period of the Acquiring Fund Shares received by Acquired Fund’s shareholders (including fractional shares to which they may be entitled) will include the holding period of Acquired Fund Shares surrendered in exchange therefor, provided that Acquired Fund Shares were held as a capital asset on the Closing Date of the Reorganization pursuant to Section 1223(l) of the Code; and

(j) For purposes of Section 381 of the Code, Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”)) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

Such opinion shall be based on customary assumptions and such representations as Stradley Ronon Stevens & Young, LLP (“SRSY”) may reasonably request, and the Trust will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Fund or any Fund

Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Such opinion shall contain such limitations as shall be in the opinion of SRSY appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, the Trust may not waive the conditions set forth in this paragraph 8.5.

8.6 That on the Closing Date, Acquired Fund transfers to Acquiring Fund aggregate net assets of Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% of fair market value of the total gross assets recorded on the books of or otherwise held by Acquired Fund on the Closing Date.

8.7 That there be delivered to Acquiring Fund (a) information concerning the tax basis and holding period of Acquired Fund in all securities transferred to Acquiring Fund; (b) shareholder information including: the names, addresses, and taxpayer identification numbers of the shareholders of Acquired Fund as of the Closing Date; the number of shares held by each shareholder; the dividend reinvestment elections applicable to each shareholder; and the backup withholding and nonresident alien withholding certifications, notices or records on file with Acquired Fund with respect to each shareholder; (c) if requested by Acquiring Fund in writing, all FIN 48 Workpapers; (d) if requested by Acquiring Fund in writing, the Tax books and records of Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) if requested by Acquiring Fund in writing, a statement of earnings and profits of Acquired Fund, as described in paragraph 5.6.

8.8 That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from Counsel to the effect that:

(a) The Trust is a statutory trust under the laws of the State of Delaware on and is validly existing and in good standing under the laws of the State of Delaware.

(b) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(c) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquired Fund and Acquiring Fund.

(d) Assuming that the initial shares of beneficial interest of Acquired Fund were issued in accordance with the 1940 Act, and the Trust Instrument and the By-Laws, and that all other such outstanding shares of Acquired Fund were sold, issued and paid for in accordance with the terms of Acquired Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(e) Assuming that the initial shares of beneficial interest of Acquiring Fund were issued in accordance with the 1940 Act and the Trust Instrument and the By-Laws, and that all other such outstanding shares of Acquiring Fund were sold, issued and paid for in accordance with the terms of Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(f) Except as disclosed in Acquired Fund’s and Acquiring Fund’s currently effective prospectus, Counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, Acquired Fund or Acquiring Fund;

(g) The shares of beneficial interest of Acquiring Fund to be issued pursuant to the terms of Article I hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or an Acquiring Fund;

(h) To Counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws); and

(i) Neither the execution nor performance of this Plan by the Trust violates any provision of its Trust Instrument, its By-Laws, or the provisions of any agreement or other instrument, known to such Counsel to which the Trust is a party or by which the Trust is otherwise bound.

(j) In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and the Reorganization; and (v) rely on certificates of officers or trustees of the Trust, in each case reasonably acceptable to the Trust.

ARTICLE IX: EXPENSES

9.1 The expenses of the Reorganization will be borne by Wilmington Funds Management Corporation (“Adviser”). Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. Registration fees will be borne by the Trust on an as-incurred basis.

ARTICLE X: FINAL TAX RETURNS AND FORMS 1099 OF ACQUIRED FUND

10.1 After the Closing Date, the Trust shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Trust with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.2 Notwithstanding the provisions of Article IX hereof, any expenses incurred by the Trust or Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing Date, shall be borne by Acquired Fund to the extent such expenses have been or should have been accrued by Acquired Fund in the ordinary course without regard to this Plan; any excess expenses shall be borne by Adviser, at the time such Tax returns and Forms 1099 are prepared.

ARTICLE XI: ENTIRE PLAN; SURVIVAL OF WARRANTIES

11.1 The Trust, on behalf of each Fund, agrees that it has not made any representation, warranty and/or covenant regarding the Reorganizations other than those set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties, and covenants contained in this Plan or in any document delivered pursuant to or in connection with this Plan, shall not survive the consummation of the transactions contemplated hereunder and neither the Trust, Acquiring Fund, nor Acquired Fund, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XII: TERMINATION

12.1 This Plan may be terminated at any time (whether before or after adoption thereof by the shareholders of Acquired Fund) by the consent of the Trust. In addition, the Trust may at its option terminate this Plan on behalf of either Fund at or before the Closing Date due to:

(a) A breach of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) A condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) A determination by the Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of a Fund.

12.2 In the event of any such termination, this Plan shall become void and have no further effect, and there shall be no liability for damages on the part of Acquiring Fund, Acquired Fund, the Trust, or persons who are their agents, shareholders, Trustees or officers. The failure of any Acquired Fund to consummate the transactions contemplated in this Plan will not affect the consummation of the Reorganization of any other Acquired Fund.

ARTICLE XIII: AMENDMENTS

13.1 This Plan may be amended, modified, or supplemented in such manner as may be approved in writing by the officers of the Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of Acquired Fund Shareholders called by Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval; and further provided, that the officers of the Trust may change the Valuation Time and Closing Date through a written amendment to this Plan without specific additional authorization by the Trust’s Board of Trustees.

ARTICLE XIV: HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2 This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

14.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.5 It is expressly agreed that the obligations of the Funds shall not be binding upon any of the Trust’s Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Funds as provided in the Trust Instrument. No other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein. The Trust, Acquiring Fund and Acquired Fund shall not seek satisfaction of any obligation or liability from shareholders of any other Fund, or the trustees, officers, employees or agents of the Trust. The execution and delivery of this Plan have been authorized by the Trustees of the Trust and signed by authorized officers of the Trust acting as such.

Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Funds as provided in the Trust Instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Plan, all as of the date first written above.

WILMINGTON FUNDS

By:
Name:
Title:

WILMINGTON FUNDS MANAGEMENT CORPORATION, with respect to the agreement described in Article IX, Section 9.1 of the Plan

By:
Name:
Title:

Part B

WILMINGTON FUNDS

Wilmington Maryland Municipal Bond Fund

Wilmington Short Duration Government Bond Fund

Statement of Additional Information

December 5, 2014

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:
Wilmington Maryland Municipal Bond Fund	Wilmington Municipal Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares

Wilmington Short Duration Government Bond Fund	Wilmington Short-Term Corporate Bond Fund
Class A Shares	Class A Shares
Class I Shares	Class I Shares

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Prospectus/Proxy Statement dated December 5, 2014 (the “Prospectus/Proxy Statement”) relating specifically to the Special Meeting of Shareholders of the Wilmington Funds that will be held on January 15, 2015. A copy of the Prospectus/Proxy Statement may be obtained upon request and without charge by calling the Wilmington Funds toll free at 1-800-836-2211.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement. The proposed Reorganization will occur in accordance with the terms of the Plan of Reorganization.

Table of Contents

Page
General Information	46
Incorporation by Reference	3
Pro Forma Financial Information	47

General Information

This SAI and the Prospectus/Proxy Statement are related to the following:

•	the acquisition of all of the assets of the Wilmington Maryland Municipal Bond Fund by the Wilmington Municipal Bond Fund and the assumption by the Wilmington Municipal Bond Fund of substantially all of the liabilities of the Wilmington Maryland Municipal Bond Fund. Such assets are proposed to be exchanged for Class A Shares and Class I Shares, as the case may be, having an aggregate value equal to the net asset value of the Wilmington Municipal Bond Fund’s Class A Shares and Class I Shares on the Closing Date.

•	the acquisition of all of the assets of the Wilmington Short Duration Government Bond Fund by the Wilmington Short-Term Corporate Bond Fund and the assumption by the Wilmington Short-Term Corporate Bond Fund of substantially all of the liabilities of the Wilmington Short Duration Government Bond Fund. Such assets are proposed to be exchanged for Class A Shares and Class I Shares, as the case may be, having an aggregate value equal to the net asset value of the Wilmington Short-Term Corporate Bond Fund’s Class A Shares and Class I Shares on the Closing Date.

On the Closing Date, Target Fund will distribute to its shareholders Acquiring Fund shares in an amount equal in value to the shareholder’s Target Fund shares as of the close of business on the Closing Date and Target Fund will be completely liquidated (collectively, the “Reorganization”).

Incorporation of Documents by Reference into this Statement of Additional Information

This Statement of Additional Information incorporates by reference the following documents:

1. Statement of Additional Information dated August 31, 2014, as revised December 1, 2014, with respect to Target Fund and Acquiring Fund.

2. The audited financial statements and related report of the independent registered public accounting firm included in the Wilmington Funds’ Annual Report to Shareholders for the fiscal year ended April 30, 2014, with respect to the Wilmington Maryland Municipal Bond Fund, the Wilmington Municipal Bond Fund, the Wilmington Short Duration Government Bond Fund and the Wilmington Short-Term Corporate Bond Fund (previously filed on EDGAR, Accession No. 0001193125-14-261599). No other parts of the Annual Report are incorporated herein by reference.

Pro Forma Financial Information

Wilmington Maryland Municipal Bond Fund

and

Wilmington Municipal Bond Fund

************

Wilmington Short Duration Government Bond Fund

and

Wilmington Short-Term Corporate Bond Fund

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding Target Fund and Acquiring Fund, as identified below, for the twelve-month period ended April 30, 2014. The unaudited pro forma financial information should be read in conjunction with the annual shareholder reports of the Target Funds and Acquiring Fund dated April 30, 2014.

Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited pro forma information for the twelve-month period ended April 30, 2014, has been prepared to give effect to the proposed reorganization of each Target Fund into its respective Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if they had been consummated on May 1, 2013. No Reorganization is contingent upon any other Reorganization.

Table 1: Reorganizations

Target Fund and Share Classes	Acquiring Fund and Share Classes
Wilmington Maryland Municipal Bond Fund (MD Muni Fund)	Wilmington Municipal Bond Fund (Muni Bond Fund)
Class A Shares	Class A Shares
Class I Shares	Class I Shares

Wilmington Short Duration Government Bond Fund (SD Govt. Fund)	Wilmington Short-Term Corporate Bond Fund (Short Corporate Fund)
Class A Shares	Class A Shares
Class I Shares	Class I Shares

Basis of Pro Forma Financial Information

In September 2014, the Board of Trustees of Target Fund approved the Plan. Pursuant to the Plan, and subject to shareholder approval, Target Fund will transfer all of its assets to Acquiring Fund in exchange for shares of Acquiring Fund (“Reorganization Shares”) and Acquiring Fund will assume all of the liabilities of Target Fund. Target Fund shareholders will receive the class of Reorganization Shares indicated in Table 1 above. Acquiring Fund will issue

Reorganization Shares with an aggregate net asset value equal to the aggregate value of the net assets that it receives from Target Fund, as determined pursuant to the terms of the Plan. All Reorganization Shares delivered to Target Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Reorganization Shares received by Target Fund will be distributed pro rata, on what is expected to be a tax-free basis for US federal income tax purposes, to the shareholders of the Target Fund in proportion to their holdings of shares of Target Fund.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the surviving entity for pre-reorganization periods will not be restated. Acquiring Fund will be the accounting survivor of the Reorganization for financial statement purposes. All securities held by Target Fund comply with investment objectives, strategies and restrictions of Acquiring Fund at April 30, 2014.

Table 2—Target Fund’s and Acquiring Fund’s Net Assets as of April 30, 2014

The Table below shows the net assets of Target Fund, Acquiring Fund and the Pro Forma combined net assets assuming the Reorganization was completed as of April 30, 2014.

Target Fund’s Net Assets	Acquiring Fund’s Net Assets	Pro Forma Combined Net Assets
MD Bond Fund	Muni Bond Fund	Muni Bond Fund
$90,706,570	$216,630,974	$307,337,544
SD Govt. Fund	Short Corporate Fund	Short Corporate Fund
$95,187,836	$167,841,736	$263,029,572

Pro Forma Adjustments

The tables below reflect adjustments to expenses needed in order to present the pro forma combined funds as if the Reorganization had taken place on May 1, 2013. The pro forma information has been derived from the books and records used in calculating daily net asset values of Target Fund and Acquiring Fund, and have been prepared in accordance with U.S. generally accepted accounting principles, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

MD Muni Fund into Muni Bond Fund

Increase (decrease)
Expense Category	in expense
Advisory fees (1)	$(47,996)
Accounting, custody and administration fees (2)	(12,158)
Transfer and disbursing agent fees (3)	(2,500)
Professional fees (4)	(54,707)
Trustee fees (5)	(26,764)
Miscellaneous fees (6)	(20,791)
Fee waivers/reimbursements (7)	(16,309)

SD Govt. Bond Fund into Short Corporate Bond Fund

Increase
(decrease)
Expense Category	in expense
Advisory fees (1)	$(112,618)
Accounting, custody and administration fees (2)	(5,503)
Transfer and disbursing agent fees (3)	(2,500)
Professional fees (4)	(60,021)
Trustee fees (5)	(27,594)
Miscellaneous fees (6)	(36,268)
Fee waivers/reimbursements (7)	62,771

(1)	Under the terms of the investment advisory agreement of Acquiring Fund, the advisory fees have been adjusted to reflect the advisory fee rates to be implemented at the closing of the reorganization based on pro forma combined net assets. Effective December 1, 2014, the Advisor fees for the Muni Bond Fund and Short Corporate Fund were changed to be 0.45% and 0.40%, respectively, on daily average net assets. For pro forma expense analysis purposes it was assumed the current investment advisory fee rate was in effect for the entire 12-month period ended April 30, 2014.
(2)	Administrative fees were adjusted to eliminate duplicative costs of administering separate funds pursuant to the accounting, custody, and administrative services agreements.
(3)	Transfer and disbursing agent fees were adjusted to eliminate duplicative costs of administering separate funds pursuant to the transfer agency services agreement.
(4)	Professional fees were reduced to eliminate the effects of duplicative fees for audit and legal services.
(5)	Trustee fees were reduced to eliminate the effects of duplicative fixed costs of retainer and meeting fees.
(6)	Miscellaneous fees were reduced to eliminate the effects of duplicative fees for other services.
(7)	During the twelve-month period ended April 30, 2014, WFMC and WTIA and other service providers contractually agreed to waive, and/or reimburse operating expenses of the MD Muni Fund, Muni Bond Fund, SD Govt. Fund and the Short Corporate Fund in order to limit each Fund’s operating expenses for the year. The adjustments reflect the impact of the increase (decrease) in pro forma operating expenses on the contractual waivers in effect during the period and reflect the amended advisory fee rates and contractual fee waiver agreements that were effective December 1, 2014. These contractual fee waiver agreements may be amended or withdrawn after November 30, 2015, or with the agreement of the Fund’s Board of Trustees.

Accounting Policy

No significant accounting policies will change as a result of the Reorganization. Specifically, no changes to policies regarding valuation of portfolio securities of Subchapter M of the Internal Revenue Code of 1986, as amended, will occur.

Reorganization Costs

The cost of solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of Target Fund all materials relating to the soliciting of shareholder votes as well as the conversion costs associated with the Reorganization will be allocated between Target Fund’s and Acquiring Fund’s investment adviser. No significant portfolio realignments are expected due to the similarities in investment goals and strategies of Target Fund and its corresponding Acquiring Fund, and therefore there are no significant additional expenses resulting from the portfolio realignment of each Fund (other than in the ordinary course of business).

Capital Loss Carryforwards

For information regarding capital loss carryovers of the Target Fund and Acquiring Fund, see the “Federal Income Tax Consequences of the Reorganization” section of the Prospectus/ Proxy Statement.